UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Pure Storage, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PURESTORAGE®

PROXY STATEMENT

Notice of 2022 Annual Meeting of Stockholders

Dear Stockholders,
Pure Storage’s mission is to empower innovators to build a better world with data. Our long standing strategy for achieving that mission is to deliver a simple, evergreen data platform that enables everyone to turn data into intelligence and advantage. And “evergreen” now has added meaning for Pure and our customers, with emphasis on the “green” as you will see below.
This past year we made significant progress in many areas of our business, despite the ongoing challenges of COVID, hybrid/remote work environments and major disruptions to the world’s supply chain. First, we broadened our product portfolio, introducing Pure Fusion and Portworx Data Services to provide our customers with a cloud-native data experience in a hybrid cloud solution. We provided major enhancements to our Pure1 Digital Experience and implemented Purity upgrades for ransomware and disaster recovery. We also extended our leadership in flash with additions to our FlashArray//C series and the new FlashArray//XL. Pure continues to lead the way to modern storage and data infrastructure with our relentless focus on delivering the Cloud Operating Model and the All-Flash Data Center.
Second, we extended our success in both large enterprise and cloud customers building on investments we began several years ago. We added new Fortune 500 companies to our customer roster and increased our footprint inside existing relationships. We were pleased to support Meta’s cutting-edge AI Research SuperCluster as a new hyper scale customer and we saw our commercial market return to health.
Third, we released our inaugural Environmental, Social and Governance (ESG) report. Pure has long known that our products require less space, power and cooling than competitive products. However, the detailed analysis for our ESG report proved how much energy and e-waste Pure saves our customers. Our third party verified findings show that Pure’s products decrease our customers’ carbon footprint by 80% compared to competitive solutions. With the business world’s keen interest in reducing energy usage and carbon generation, Pure’s environmental superiority combined with our technological leadership yields substantial commercial advantage. We believe that we will extend this competitive advantage through steady, focused progress on each of our key ESG initiatives, creating value with minimal harm, leaving a legacy that’s as truly “green” as Pure's signature orange.
Thank you for your interest in Pure Storage. Pure’s strong growth and success in this last year is a testament to the strength and resilience of our global team, our leadership and our board of directors. I believe that Pure continues to be well positioned to outperform in our markets, to continue our superior growth, grow market share, and delight our customers.
Sincerely,
CHARLES GIANCARLO
Chairman and CEO, Pure Storage

650 Castro Street, Suite 400
Mountain View, California 94041
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	LOCATION	RECORD DATE
June 15, 2022 at 9:00 am PT	Via live webcast at www.virtualshareholdermeeting.com/PSTG2022	April 18, 2022 Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

VOTING PROPOSALS

Board Recommendation
PROPOSAL 1: To elect four Class I directors to serve until our annual meeting of stockholders in 2025;	FOR each Class I
PROPOSAL 2: To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending February 5, 2023; and	FOR
PROPOSAL 3: To consider an advisory vote on the compensation of our named executive officers, as described in this proxy statement.	FOR
These items of business are more fully described in the proxy materials accompanying this notice. In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting. This proxy statement and the proxy card or the Notice of Internet Availability of Proxy Materials are first being mailed or made available to all stockholders of record on or about May 5, 2022.
By Order of the Board of Directors
NICOLE ARMSTRONG
Chief Legal Officer and Corporate Secretary
Mountain View, California
May 5, 2022

You are cordially invited to attend the virtual annual meeting. Whether you expect to attend the meeting, you are urged to vote and submit your proxy by following the procedures described in the proxy or notice card. Even if you have voted by proxy, you may still vote during the meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote during the meeting, you must follow the instructions from such agent.

4

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement.
MATTERS TO BE VOTED ON

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS
Scott Dietzen, Charles Giancarlo, John Murphy and Greg Tomb have been nominated for election as Class I directors. Our board of directors and nominating and corporate governance committee believe that the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice to our management team.

The board of directors recommends a vote FOR each nominee.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our board of directors and audit committee believe that the continued retention of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 5, 2023 is in the best interests of our company and its stockholders. As a matter of good corporate governance, our board of directors is asking stockholders to ratify the audit committee’s selection of the independent registered public accounting firm.

The board of directors recommends a vote FOR this proposal.

PROPOSAL 3: ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Our executive compensation program is designed to promote long-term stockholder value creation and support our strategy by encouraging growth while prudently managing profitability and risk, attracting and retaining key talent, and appropriately aligning pay with performance.

The board of directors recommends a vote FOR this proposal.

2022 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY
FISCAL 2022 BUSINESS AND FINANCIAL HIGHLIGHTS
Data is foundational to our customers’ digital transformation, and we are focused on delivering innovative and disruptive data storage technologies, products and services that enable customers to maximize the value of their data.
We are a global leader in data storage and management with a mission to redefine the storage experience by simplifying how people consume and interact with data. Our vision integrates our foundation of simplicity and reliability with three major market trends that are impacting all organizations large and small: (i) the adoption of the cloud operating model everywhere; (ii) the increase of modern cloud-native applications; and (iii) the shift to modernizing today’s data infrastructure with all-flash.
Our products and subscription services support a wide range of structured and unstructured data, at scale and across any data workloads in hybrid and public cloud environments, and include mission-critical production, test and development, analytics, disaster recovery, and backup and recovery.
Our highlights for fiscal 2022:
•Surpassed the 10,000 Customer Mark: Our customer base further expanded across a wide and balanced range of use cases, industries, and geographies. In Q4, Meta announced Pure as the storage partner to deliver robust and scalable storage capabilities to power its AI Research SuperCluster.
•Strong Subscription Services Momentum: Our subscription services revenue grew 37% year-over-year in FY22 and we unveiled two new service offerings to be generally available in Q1 FY23, Pure Fusion and Portworx Data Services.
•Market-Leading Portfolio Innovation: We introduced the new FlashArray//XL to provide unmatched performance and scale to platinum tier applications and expanded features and functionality across the FlashArray and FlashBlade platforms with new Purity software, all available through Pure as-a-Service. We also delivered new releases of Portworx Enterprise and PX-Backup.
•Industry and Customer Recognition: We set a high bar with an 85.2 third-party certified Net Promoter Score (NPS). We were named a leader in the Gartner Magic Quadrants for both Primary Storage and Distributed File Systems & Object Storage, marking our 8th consecutive year as a leader.
•Expansion of Research & Development Centers: We opened a new R&D site in Bangalore, India, joining global R&D centers in Mountain View, CA, Bellevue, WA, and Vancouver, Canada in North America; and Prague, Czech Republic in EMEA.
Looking forward, our multi-faceted cloud business objectives include: (i) being a leader in enabling cloud-native applications; (ii) enabling portability of data services and applications across on-premise and cloud-environments; (iii) delivering the full cloud operating model - on-premises or in and across public clouds; and (iv) leading the transition from disk to flash in the hyperscalers and cloud providers.

6

PROXY STATEMENT SUMMARY
CORPORATE GOVERNANCE HIGHLIGHTS
BOARD COMPOSITION SNAPSHOT
As of April 30, 2022:

INDEPENDENCE	TENURE	AGE	GENDER	UNDERREPRESENTED COMMUNITIES (URC)

BOARD MEMBERS
The following table provides summary information about each director nominee and other directors as of April 30, 2022.

					Board Committees
Name	Class	Age	Independent	Director Since	Audit and Risk	Compensation and Talent	Nominating and Corporate Governance
2022 Director Nominees
Scott Dietzen Vice Chairman and Former Chief Executive Officer, Pure Storage	I	59	No	2010
Charles Giancarlo Chairman and Chief Executive Officer	I	64	No	2017
John Murphy Former Chief Financial Officer, Adobe Systems	I	53	Yes	2021
Greg Tomb VP of Workspace, Geo and Security Sales, Google Cloud	I	56	Yes	2020
Continuing Directors
Andrew Brown Chief Executive Officer, Sand Hill East and Chief Executive Officer and Co-owner, Biz Tectonics	II	58	Yes	2019
John “Coz” Colgrove Chief Visionary Officer	II	59	No	2009
Jeff Rothschild Advisor and Venture Partner, Accel Partners	III	67	Yes	2018
Susan Taylor Chief Accounting Officer, Meta Platforms, Inc.	III	53	Yes	2018
Roxanne Taylor Chief Marketing and Communications Officer, Memorial Sloan Kettering Cancer Center	II	65	Yes	2018
Mallun Yen Founder and General Partner, Operator Collective	III	51	Yes	2021

Chair	Member	Chair/Financial Expert	Member/Financial Expert

2022 PROXY STATEMENT	7

PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION HIGHLIGHTS
In fiscal 2022, our compensation and talent committee (our compensation committee) approved compensation packages for our executive officers that maintained our robust “pay for performance” philosophy. Fiscal 2022 cash bonus awards relied on annual revenue, operating profit and customer satisfaction metrics, as well as individual performance. Fiscal 2022 equity awards were 100% performance-based awards, based on an annual metric that measured growth in revenue and remaining performance obligations (RPO) growth. These equity awards are further subject to time-based vesting over a multi-year period. Our “pay for performance” program produced the intended results. We set targets that were challenging -- re-accelerating revenue growth, doubling profitability and maintaining customer satisfaction, all while growing our RPO balance. The program is discussed in detail in the section titled “Compensation Discussion and Analysis” below.
OUR EXECUTIVE COMPENSATION PRACTICES
Our executive compensation policies and practices reinforce our “pay for performance” philosophy and ensure that compensation is meaningfully tied to the creation of long-term stockholder value. Listed below are highlights of our compensation policies and practices:

WHAT WE DO	WHAT WE DON’T DO
•Performance-based cash and equity incentives
•Caps on performance-based cash and equity incentive compensation as relates to the corporate performance factor
•100% independent directors on our compensation committee
•Independent compensation consultant engaged by our compensation committee
•Annual review and approval of our compensation strategy
•Significant portion of compensation based on corporate metrics
•Three-year equity vesting period
•Stock ownership guidelines
•Policy regarding incentive compensation clawback

•No “single trigger” change of control payments or benefits
•No post-termination retirement or pension-type non-cash benefits
•No perquisites other than those available to our employees generally
•No tax gross-ups for change of control payments or benefits

PERFORMANCE-BASED EXECUTIVE OFFICER PAY
The chart below shows the pay components and mix for our Chief Executive Officer for fiscal 2022 (based on base salary, target cash bonus and grant date fair value of equity award at target). This chart illustrates the predominance of at-risk and performance-based components in our executive compensation program. Our other executive officers have pay packages that are similarly weighted toward performance-based components. We believe these components provide a compensation package that helps attract and retain qualified individuals, focuses the efforts of our executive officers on the achievement of both our short-term and long-term objectives and aligns the interests of our officers with those of our stockholders.

CEO - % OF TOTAL TARGET PAY

8

2022 PROXY STATEMENT	9

650 Castro Street, Suite 400
Mountain View, California 94041
PROXY STATEMENT
For the 2022 Annual Meeting of Stockholders
To Be Held On June 15, 2022 at 9:00 am PT
Our board of directors is soliciting your proxy to vote at the 2022 annual meeting of stockholders of Pure Storage, Inc., a Delaware corporation (Pure), to be held virtually, via live webcast at www.virtualshareholdermeeting.com/PSTG2022, originating from Mountain View, California, on Tuesday, June 15, 2022 at 9:00 am PT, and any adjournment or postponement thereof.
For the meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on April 7, 2022, to our stockholders primarily via the internet. Beginning on or about May 5, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) that contains notice of the meeting and instructions on how to access our proxy materials on the internet, how to vote at the meeting, and how to request printed copies of the proxy materials. Stockholders may request to receive all future materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. A stockholder’s election to receive proxy materials by mail or email will remain in effect until revoked. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact and the cost of our annual meetings.
To attend, vote, and submit questions during the annual meeting visit www.virtualshareholdermeeting.com/PSTG2022 and enter the 16-digit control number included in the Notice or on your proxy card. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/PSTG2022.
Only stockholders of record at the close of business on April 18, 2022 will be entitled to vote at the meeting. On this record date, there were 298,350,331 shares of common stock outstanding and entitled to vote. Each holder of common stock will have the right to one vote per share. A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten days before the meeting at our address above. The stockholder list will also be available online during the meeting. If you plan to attend the meeting online, please see the instructions elsewhere in this proxy statement.
In this proxy statement, we refer to Pure Storage, Inc. as “Pure Storage,” "Pure," "the company," “we” or “us” and the board of directors of Pure as “our board of directors.” Our Annual Report on Form 10-K, which contains consolidated financial statements as of and for the fiscal year ended February 6, 2022 (fiscal 2022), accompanies this proxy statement. You may also obtain a copy of our Annual Report on Form 10-K for February 6, 2022 that was filed with the SEC, without charge, by writing to our Secretary at our address above.

10

PROPOSAL 1 ELECTION OF DIRECTORS

Our board of directors recommends a vote FOR all Class I director nominees.
Our board of directors currently consists of ten members. Our board is divided into the three classes with each class serving staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following the election. Any directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
Scott Dietzen, Charles Giancarlo, John Murphy and Greg Tomb are currently directors of Pure and have been nominated to continue to serve as Class I directors. Each of these nominees has agreed to stand for reelection at the meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the meeting, each of these nominees would serve until the annual meeting of stockholders to be held in 2025 and until his successor has been duly elected, or if sooner, until the director’s death, resignation or removal.
Our nominating and corporate governance committee seeks to assemble a board of directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the committee has identified and evaluated nominees in the broader context of our board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities deemed critical to the effective functioning of our board of directors.
VOTE REQUIRED
Directors are elected by a plurality of the votes of the holders of shares present at the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the four nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our nominating and corporate governance committee.
DIRECTOR NOMINATION AND BOARD REFRESHMENT PROCESS
In evaluating candidates for our board, our nominating and corporate governance committee considers such factors as possessing relevant expertise to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the company, having the ability to read and understand basic financial statements, demonstrated commitment to the highest personal integrity and ethics, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. These qualifications may be modified from time to time. The committee also considers the board's overall balance of diversity in terms of perspectives, experiences and backgrounds (including corporate backgrounds beyond the executive suite and non-corporate backgrounds), as well as factors commonly associated with diversity such as diversity of race, ethnicity, gender, age, sexual orientation, veteran status and disability status. The committee takes into account the current composition of our board of directors, the operating requirements of the company and the long-term interests of stockholders. To reflect our commitment to diversity, it is the policy of the board of directors that qualified diverse candidates (including race, ethnicity, gender and sexual orientation) shall be included in the pool from which director nominees are considered.
In the case of incumbent directors whose terms of office are set to expire, our nominating and corporate governance committee will review the directors’ prior service to us, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the committee also evaluates whether the nominee is independent for NYSE purposes, based upon applicable NYSE listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our board of directors. The committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our board of directors.

2022 PROXY STATEMENT	11

PROPOSAL 1 - ELECTION OF DIRECTORS
Our nominating and corporate governance committee intends to evaluate director candidates recommended by stockholders based on the factors and qualifications discussed above, though it has not implemented a formal policy regarding such process. Our board believes that it is appropriate that the committee does not have such a policy because it reviews all candidates in the same manner regardless of the source of the recommendation. The committee may implement a formal policy regarding consideration of director candidates recommended by stockholders in the future.
Below is a summary of the primary skills, experience and qualifications that our directors bring to our board of directors:
•Executive leadership
•Technology expertise
•Sales and marketing experience
•Finance and accounting expertise
•Operational experience
•Experience in the enterprise IT industry
Our board of directors believes that rotation of directors is integral to an effective governance structure. Moreover, rotation brings diverse viewpoints and new perspectives, a variety of skills and professional experiences, which are important components of governance and promoting the long-term interests of stockholders. In identifying board candidates, our board of directors seeks candidates with diverse backgrounds and believes that a greater breadth of personal and professional experience improves the quality of decision making and enhances business performance.
Our board of directors has a balance of new and continuing directors, with an average tenure of approximately 4.5 years as of April 30, 2022.
NOMINEES FOR ELECTION UNTIL THE 2025 ANNUAL MEETING OF STOCKHOLDERS

SCOTT DIETZEN Vice Chairman

Vice Chairman Age: 59 Director Since: October 2010 Committee(s): None
BACKGROUND
Dr. Dietzen has served as our Vice Chairman since September 2018. Dr. Dietzen previously served as our Chief Executive Officer from October 2010 to August 2017, and as our Chairman from August 2017 to September 2018. From 2007 to 2009, Dr. Dietzen served in various roles at Yahoo! Inc., an internet technology company, including as Interim Senior Vice President of Yahoo! Communications and Communities. From 2005 to 2007, Dr. Dietzen served as President and Chief Technology Officer of Zimbra, Inc., a provider of open source messaging and collaboration software until its sale to Yahoo! in 2007. From 1998 to 2004, Dr. Dietzen served in various roles at BEA Systems, Inc., including as BEA Systems’ Chief Technology Officer. He had served as Vice President, Marketing at WebLogic, Inc., a provider of web application servers, which BEA Systems acquired in 1998. He earned a B.S. in Applied Mathematics and Computer Science and a M.S. and Ph.D. in Computer Science from Carnegie Mellon University.
QUALIFICATIONS FOR BOARD SERVICE
Dr. Dietzen’s qualifications for board service include his deep technology background and his extensive leadership experience across a range of technology companies.

12

PROPOSAL 1 - ELECTION OF DIRECTORS

CHARLES GIANCARLO Chairman

Chairman and Chief Executive Officer Age: 64 Director Since: August 2017 Committee(s): None
BACKGROUND
Mr. Giancarlo has served as our Chief Executive Officer and as a member of our board of directors since August 2017, and as our Chairman since September 2018. Mr. Giancarlo previously served as Managing Director, Head of Value Creation and later Senior Advisor at Silver Lake Partners, a private investment firm, from 2007 to 2015, where he focused on investment and business improvement opportunities for Silver Lake’s portfolio companies. From 2008 to 2009, Mr. Giancarlo served as Interim President and Chief Executive Officer of Avaya. Prior to that, from 1993 to 2007, Mr. Giancarlo served in senior executive roles at Cisco Systems, including Chief Technology Officer and Chief Development Officer and is credited with introducing many new technologies including Ethernet Switching, WiFi, IP Telephony and Telepresence. Mr. Giancarlo currently serves on the boards of directors of Arista Networks, Inc. and Zscaler, Inc. Mr. Giancarlo received a B.S. in Engineering from Brown University, a M.S. in Electrical Engineering from the University of California, Berkeley, and an M.B.A. from Harvard Business School.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Giancarlo’s qualifications for board service include his extensive executive leadership and operational experience, as well as his relevant industry knowledge.

JOHN MURPHY Independent

Board member Age: 53 Director Since: December 2021 Committee(s): Audit (Chair)
BACKGROUND
Mr. Murphy previously served as Executive Vice President and Chief Financial Officer of Adobe, Inc. from April 2018 to October 2021 and as Senior Vice President, Chief Accounting Officer and Corporate Controller from March 2017 to April 2018. Prior to joining Adobe, Mr. Murphy served as Senior Vice President, Chief Accounting Officer and Corporate Controller of Qualcomm Incorporated from September 2014 to March 2017. Prior to joining Qualcomm, he worked at several global companies in a variety of finance and accounting roles. Mr. Murphy is a member of the Board of Directors and chairs the Audit Committee of LegalZoom, a provider of online legal and compliance solutions for businesses and individuals. Mr. Murphy is a member of the Corporate Advisory Board of USC’s Marshall School of Business and the Foundry at Fordham University. He holds an MBA from the Marshall School of Business at the University of Southern California, and a B.S. in Accounting from Fordham University and is a licensed CPA (inactive).
QUALIFICATIONS FOR BOARD SERVICE
Mr. Murphy’s qualifications for board service include his extensive management and financial experience, as well as his relevant industry knowledge.

2022 PROXY STATEMENT	13

PROPOSAL 1 - ELECTION OF DIRECTORS

GREG TOMB Independent

VP of Workspace, Geo and Security Sales, Google Cloud Age: 56 Director Since: February 2020 Committee(s): Compensation
BACKGROUND
Mr. Tomb has served as Vice President of Workspace, Geo and Security Sales at Google Cloud, a cloud computing services company, since April 2021. Prior thereto, Mr. Tomb had been with SAP, a multinational provider of enterprise application software and software-related services, since 2003, serving as President of SAP Cloud Sales and GTM from March 2020 to April 2021, as President of SAP SuccessFactors, from July 2017 to March 2020 and has held responsibilities for SAP HANA Enterprise Cloud business and SAP's Global Services Organization. In addition to SAP, Mr. Tomb served as Chief Executive Officer of Vivido Labs and has held leadership positions at both Accenture Consulting and Comergent Technologies. Mr. Tomb holds a Bachelor of Science in Engineering from Pennsylvania State University and an M.B.A from Loyola University of Chicago.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Tomb's qualifications for board service include his extensive technology and sales expertise, with a focus on sales and implementation of enterprise and cloud-based business applications.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 ANNUAL MEETING OF STOCKHOLDERS

ANDREW BROWN Independent

Chief Executive Officer, Sand Hill East Age: 58 Director Since: September 2019 Committee(s): Audit Compensation (Chair)
BACKGROUND
Mr. Brown has served as Chief Executive Officer of Sand Hill East LLC, a strategic management, investment and marketing services firm, since February 2014. Since 2006, he has also been the Chief Executive Officer and Co-Owner of Biz Tectonics LLC, a privately held consulting company. From September 2010 to October 2013, Mr. Brown served as Group Chief Technology Officer of UBS, an investment bank. From 2008 to 2010, Mr. Brown served as head of strategy, architecture and optimization at Bank of America Merrill Lynch, the corporate and investment banking division of Bank of America. From 2006 to 2008, Mr. Brown served as Chief Technology Officer of Infrastructure at Credit Suisse Securities (USA) LLC. Mr. Brown currently sits on the board of directors of Zscaler and Guidewire Software. Mr. Brown holds a Bachelor of Science in Chemical Physics from University College London.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Brown is qualified to serve as a member of our board of directors based on his extensive technology expertise, including as chief technology officer of multiple large financial firms, as well as his service on the board of directors of other publicly held companies.

14

PROPOSAL 1 - ELECTION OF DIRECTORS

JOHN “COZ” COLGROVE

Founder and Chief Visionary Officer Age: 59 Director Since: October 2009 Committee(s): None
BACKGROUND
Mr. Colgrove has served as our Chief Visionary Officer and as a member of our board of directors since founding Pure in October 2009. From October 2009 to August 2021, Mr. Colgrove also served as our Chief Technology Officer. In 2009, Mr. Colgrove served as an Entrepreneur in Residence at Sutter Hill Ventures, a venture capital firm. From 2005 to 2008, Mr. Colgrove served as a Fellow and Chief Technology Officer for the Datacenter Management Group of Symantec. Mr. Colgrove was one of the founding engineers and a Fellow at Veritas Software Corp., a provider of storage management solutions, which merged with Symantec in 2005. Mr. Colgrove earned his B.S. in Computer Science from Rutgers University and holds over 250 patents in the areas of system, data storage and software design.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Colgrove’s qualifications for board service include his industry knowledge and his experience as a founder of Pure, as well as his leadership experience and deep technical expertise.

ROXANNE TAYLOR Independent

Chief Marketing and Communications Officer, Memorial Sloan Kettering Age: 65 Director Since: February 2019 Committee(s): Compensation Nominating and Corporate Governance (Chair)
BACKGROUND
Ms. Taylor has served as the Chief Marketing and Communications Officer of Memorial Sloan Kettering, the world’s oldest and largest private cancer center, since February 2020. From 2007 until December 2017, Ms. Taylor served as Chief Marketing and Communications Officer at Accenture, a global professional services company. From 1995 to 2007, Ms. Taylor served in various marketing positions at Accenture, including Managing Director Corporate and Financial Communications and Director of Marketing and Communications for the Financial Services practice. Before joining Accenture, Ms. Taylor served in corporate communications, investor relations, and senior marketing positions at Reuters and Citicorp/Quotron from 1993 to 1995 and 1989 to 1993, respectively. Ms. Taylor received a B.A. in Psychology from University of Maryland, College Park.
QUALIFICATIONS FOR BOARD SERVICE
Ms. Taylor’s qualifications for board service include her extensive marketing experience, as well as her technology industry knowledge.

2022 PROXY STATEMENT	15

PROPOSAL 1 - ELECTION OF DIRECTORS
CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING OF STOCKHOLDERS

JEFF ROTHSCHILD Independent

Advisor and Venture Partner, Accel Partners Age: 67 Director Since: April 2018 Committee(s): Nominating and Corporate Governance
BACKGROUND
Since 1999, Mr. Rothschild has served as an Advisor and Venture Partner at Accel Partners, a venture capital firm. Mr. Rothschild was the VP of Infrastructure Engineering at Facebook, a social media and technology company, from 2005 to 2015. Mr. Rothschild previously co-founded Veritas Software Corp., a provider of storage management solutions, where his role included product strategy, sales and marketing. Prior to Veritas, Mr. Rothschild worked with a number of companies in the areas of storage management, system software and networking. Mr. Rothschild is the Vice-Chairman of The Vanderbilt University Board of Trustees and a member of the Board of Directors of Stanford Health Care. Mr. Rothschild holds an M.S. in Computer Science and a B.A. in Psychology from Vanderbilt University.
QUALIFICATIONS FOR BOARD SERVICE
Mr. Rothschild’s qualifications for board service include his extensive technical and executive leadership and operational experience, as well as his relevant infrastructure knowledge and customer perspective.

SUSAN TAYLOR Independent

Chief Accounting Officer, Meta Age: 53 Director Since: October 2018 Committee(s): Audit Compensation
BACKGROUND
Ms. Taylor has served as Chief Accounting Officer of Meta Platforms, Inc., a social media and technology company since April 2017. From January 2012 to March 2017, Ms. Taylor served as Vice President, Controller, and Chief Accounting Officer of LinkedIn Corporation, a professional social networking company. From 2009 to 2012, Ms. Taylor served as the Vice President, Controller, and Chief Accounting Officer of Silver Spring Networks, Inc., a provider of networking solutions, and from 2008 to 2009, Ms. Taylor served as the Senior Director, Accounting Policy of Yahoo! Inc. Prior to Yahoo!, Ms. Taylor spent over thirteen years at PricewaterhouseCoopers LLP, an accounting firm, in various accounting roles. Ms. Taylor received a Bachelor of Commerce degree from the University of Toronto and is a Certified Public Accountant (inactive) in California.
QUALIFICATIONS FOR BOARD SERVICE
Ms. Taylor’s qualifications for board service include her extensive management and financial experience, as well as her technology industry knowledge and operational experience.

16

PROPOSAL 1 - ELECTION OF DIRECTORS

MALLUN YEN Independent

Founder and General Partner, Operator Collective Age: 51 Director Since: September 2021 Committee(s): Nominating and Corporate Governance
BACKGROUND
Ms. Yen has served as general partner of Operator Collective, a venture capital firm and community that brings in operators from diverse backgrounds into the venture ecosystem, which she founded in December 2018. Previously, she served various roles, including Chief Operating Officer, at SaaStr, a community of SaaS executives, founders, and entrepreneurs, from 2012 to 2019, as Executive Vice President and Chief Business & Product Officer at RPX Corporation, a patent risk management company, where she was employed from 2010 to 2017 and a board member from 2017 to 2018, and Vice President, Worldwide Intellectual Property at Cisco Systems, Inc., where she was employed from 2002 to 2010. Ms. Yen was also the CEO and a board member of ChIPs Network, Inc. an organization she co-founded in 2005 that advances women in technology, law and policy. Ms. Yen holds a Bachelor of Science in Business Administration from California Polytechnic State University – San Luis Obispo and a Juris Doctor degree from University of California, Berkeley School of Law.
QUALIFICATIONS FOR BOARD SERVICE
Ms. Yen is qualified to serve as a member of our board of directors based on her extensive investment experience and relevant industry knowledge.

BOARD OF DIRECTORS ROLE AND RESPONSIBILITIES
RISK OVERSIGHT
Our board of directors oversees an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organizational performance, and enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for a given company. The involvement of our full board of directors in reviewing our business is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk.
Beginning in the first quarter of fiscal 2021, our board of directors has received and considered regular updates from our management team on the COVID-19 pandemic as part of its oversight of the company and its business.

Our audit and risk committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including the guidelines and policies adopted to govern the process by which risk assessment and management is undertaken. Our audit committee also monitors compliance with legal and regulatory requirements and our ethics and compliance program, in addition to providing oversight of the performance of our internal audit function.

Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether the guidelines are successful in preventing illegal or improper liability-creating conduct.

2022 PROXY STATEMENT	17

PROPOSAL 1 - ELECTION OF DIRECTORS
At periodic meetings of our board of directors and its committees, management reports to and seeks guidance from our board and its committees with respect to the most significant risks that could affect our business, such as legal, cyber-security, financial, tax and audit-related risks. Management provides our audit committee periodic reports on our compliance programs and investment policy and practices.
COMPENSATION RISK ASSESSMENT
Our compensation committee assesses and monitors whether any of our compensation policies, practices and programs has the potential to encourage excessive risk-taking. In March 2022, our compensation committee reviewed a risk assessment conducted by management and the committee’s independent compensation consultant to determine whether the design of our employee compensation programs and the amounts and components of employee compensation might create incentives for excessive risk taking by our employees. Based on that review, our compensation committee concluded that the risks arising from our employee compensation programs are not reasonably likely to have a material adverse effect on our company. Our compensation committee believes that our compensation programs encourage employees, including our executives, to remain focused on an appropriate balance of the short-term and long-term operational and financial goals of our company, thereby reducing the potential for actions that involve an excessive level of risk. See the section titled "Compensation Discussion and Analysis" for information regarding relevant features of our compensation programs, such as:
•Our equity awards for senior executive officers have both performance vesting criteria, as well as time-based vesting criteria, which balances competing short-term and long-term incentives;
•Our equity awards are full value awards and are granted on an annual basis with long-term, overlapping vesting periods to motivate recipients to focus on sustained stock price appreciation;
•Our performance equity and bonus awards contain a cap on maximum payout related to corporate performance;
•Our compensation committee has retained an independent compensation consultant to provide objective advice on matters related to the compensation of our executive officers and non-employee directors; and
•Our compensation committee annually reviews competitive benchmarking data in setting pay mix, targets and long-term incentive elements for our executive officers’ compensation packages.
COMPLIANCE AND ETHICS
We pride ourselves on our culture and our company values. We strive to embody these values in everything we do. Just as important are our underlying common principles of Integrity, Honesty and Respect for Others—these truly define us and are at the heart of our code of conduct, which applies to all of our directors, officers and employees. Our code of conduct goes beyond merely fulfilling legal requirements—at Pure, conduct counts.
All of our employees are required to complete training courses on our code of conduct and acknowledge and certify compliance with our code of conduct and other key policies on an annual basis. In addition, we conduct mandatory trainings to address compliance risks associated with specific roles in our company. We also maintain an ethics hotline where employees and third-parties can anonymously report any concerns about possible violations of our code. We thoroughly investigate any information we receive through the hotline or otherwise and take appropriate remedial action when necessary. Conduct counts for our business partners as well. We conduct due diligence on new partners and vendors to confirm compliance with relevant laws. Our business partners are expected to comply with our partner code of conduct and we perform periodic audits to confirm that our code is followed in practice. We plan to disclose future amendments to certain provisions of our code of conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website. Our audit committee provides oversight of our ethics and compliance program.
Our board of directors has also adopted a set of guidelines that establish the corporate governance policies pursuant to which our board of directors intends to conduct its oversight of the business of the company in accordance with its fiduciary responsibilities. Our code of conduct, applicable waivers thereof, and our corporate governance guidelines are available in the “Corporate Governance” section of our investor relations website at investor.purestorage.com.

18

PROPOSAL 1 - ELECTION OF DIRECTORS
CORPORATE SOCIAL RESPONSIBILITY
Pure launched our Corporate Social Responsibility (CSR) program alongside our initial public offering in 2015. Our CSR commitment extends beyond our technology and focuses on issues that align with our business strategy, including community involvement where our employees are located, improving our environmental impact, and our efforts around Diversity, Equity & Inclusion (DEI). Consistent with its oversight role, the board of directors receives regular updates regarding different aspects of our CSR program and related ESG initiatives.
SOCIAL IMPACT
Pure Good Foundation (Pure Good) was started by a small group of Pure Storage employees who saw a need in the community and knew they could make a difference. A few months before going public, Pure employees approved and funded the creation of Pure Good by donating shares of stock. We are proud to be an employee-seeded foundation and work each day to honor their generosity.
Today, Pure Good divides its efforts across three areas:
Puritan Philanthropy – Focused on our core value of teamwork and our corporate culture of doing good, we offer employees three ways to deepen their engagement with local causes dear to their hearts: (a) our Employee Volunteer program, which includes Global Interest Grants to promote team building through charity; (b) the Community Volunteer program to amplify individual philanthropic work with donations; and (c) the Board Member program to support those non-profits to which our employees invest their time.
Environment – Pure’s products have always had a positive net effect for our customers and the planet. From our Evergreen program to eliminating plastic in our offices, we continually analyze how we can do more to ensure we are decreasing our environmental footprint. We amplify those efforts by investing in nonprofits working on these issues.
Workforce Development – The world is becoming increasingly technological and many individuals looking for jobs find themselves lacking the training necessary to compete in today’s job market. Pure Good pairs our employees with workforce development organizations that provide continuing education, professional development, and entry-level jobs for people from historically disadvantaged populations.
ENVIRONMENT
Pure products were built from the beginning with the inherent ability to drive down the use of carbon, energy, and other resources necessary to data management. While moving from magnetic hard disk to flash is a significant reduction of resources, in 2021, we embarked on our first life cycle analysis (LCA) (currently undergoing third-party review) of our portfolio, specifically the FlashArray™ products. As part of this LCA, Pure engaged an outside environmental consulting firm to assess how the FlashArray//X70 product compares to competitive all-flash arrays, and then expanded the assessment internally using the same methodology across the FlashArray line to include FlashArray//C and FlashArray//XL.
The results, with highlights provided below, demonstrated the impressive environmental benefits relative to competing products.
•FlashArray//X70: Reduces GHG emissions and energy consumption by over 84% when compared to a competitive all-flash array.
•FlashArray//C60: Reduces GHG emissions and energy consumption by 75% when compared to a competitive hybrid array.
•FlashArray//XL170: Reduces GHG emissions and energy consumption by over 80% when compared to a competitive all-flash array.
In addition, Pure has made the following commitments to continue to improve our carbon footprint and address the issue of climate change:
•50% intensity reduction in market-based scope 1 and 2 GHG emissions per employee from FY20 to FY30
•Achieve net zero market-based scope 1 and 2 emissions by FY40
•66% intensity reduction in use of sold products scope 3 emissions per effective petabyte shipped from FY20 to FY30
For more information about our key ESG initiatives, see our inaugural ESG report at https://www.purestorage.com/company/corporate-social-responsibility.html.

2022 PROXY STATEMENT	19

PROPOSAL 1 - ELECTION OF DIRECTORS
DIVERSITY, EQUITY & INCLUSION
We acknowledge that our industry and our company have a long journey ahead of us on DEI. Our efforts to attract and retain diverse talent have enabled us to gradually improve gender and ethnic representation in recent years. We monitor the career progression ratio of female and under-represented groups versus the overall workforce quarterly to ensure equitable promotion practices. Our performance management process contemplates specific steps to ensure that talent differentiation happens for the groups of impact to our business and we conduct internal pay equity analyses to ensure appropriate pay is provided to everyone. Approximately 1,200 of our employees are members of at least one of the six Employee Resource Groups that meet monthly and continue to be the fabric of our inclusive culture.
We are pleased that our performance in our DEI efforts is trending in the right direction, and we remain committed to sustaining our focus on diverse talent sourcing and hiring to achieve healthy representation in candidate slates and interviewer panels and the talent we employ.
COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Stockholders or interested parties who wish to communicate with our board of directors or with an individual director may do so by mail to our board of directors or the individual director, care of our Secretary at 650 Castro Street, Suite 400, Mountain View, California 94041. The communication should indicate that it contains a stockholder or interested party communication. All such communication will be forwarded to the director or directors to whom the communication is addressed. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the Chair of the audit, compensation, or nominating and corporate governance committee, as applicable.
BOARD STRUCTURE AND PROCESSES
BOARD LEADERSHIP
Mr. Giancarlo serves as Chairman of our board of directors and Dr. Dietzen serves as Vice Chairman of our board of directors. Our board of directors does not have a lead independent director. Our board of directors believes that the current board leadership structure, coupled with a strong emphasis on board independence, provides effective independent oversight of management while allowing the board and management to benefit from the extensive executive leadership and operational experience of Mr. Giancarlo and Dr. Dietzen. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside of our company, while Dr. Dietzen and Mr. Giancarlo bring company-specific experience and expertise.
DIRECTOR INDEPENDENCE
Our common stock is listed on the New York Stock Exchange (NYSE). Under the listing requirements and rules of the NYSE, independent directors must comprise a majority of our board of directors.
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Our board of directors has determined that Mses. S. Taylor, R. Taylor and Yen, and Messrs. Brown, Murphy, Rothschild and Tomb do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. Dr. Dietzen and Messrs. Colgrove and Giancarlo are not independent due to their status as our current or former executive officers.
Accordingly, a majority of our directors are independent, as required under applicable NYSE rules. In making this determination, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence.

20

PROPOSAL 1 - ELECTION OF DIRECTORS
EXECUTIVE SESSIONS OF DIRECTORS
In order to promote open discussion among non-management directors, and as required under applicable NYSE rules, our board of directors has a policy of conducting executive sessions of non-management directors during each regularly scheduled board meeting and at such other times if requested by a non-management director. The non-management directors provide feedback to executive management, as needed, promptly after the executive session. Neither Mr. Giancarlo nor Mr. Colgrove participates in such sessions. In addition, we hold executive sessions including only independent directors at least once a year. The presiding director at each executive session is chosen by the directors present at that meeting.
BOARD COMMITTEES
Our board of directors has established an audit and risk committee (audit committee), a compensation and talent committee (compensation committee) and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. Copies of the charters of each committee are available in the “Corporate Governance” section of our investor relations website at investor.purestorage.com. Members serve on these committees until their resignation or until otherwise determined by our board of directors. The composition and functions of each committee are described below.
AUDIT AND RISK COMMITTEE

MEETINGS IN FY 2022:
8
MEMBERS:
Mr. Murphy (Chair)
Mr. Brown
Ms. S. Taylor
Our board of directors has determined that Mr. Murphy, Mr. Brown and Ms. S. Taylor are independent under NYSE listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (Exchange Act). Our board of directors has determined that Mr. Murphy and Ms. S. Taylor are each an “audit committee financial expert” within the meaning of SEC regulations. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the board of directors has examined each audit committee member’s scope of experience and the nature of their prior or current employment.

PRIMARY RESPONSIBILITIES:
The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to our accounting, financial and other reporting and internal control practices, to oversee our independent registered accounting firm, to monitor for various business risks, to oversee our ethics & compliance program and policies, and to oversee environmental reporting and sustainability initiatives. Specific responsibilities of our audit and risk committee include:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and performance of our independent registered public accounting firm;
•discussing the scope and results of the audit with our independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing risk assessments and steps relating to risk management, including cybersecurity and other business risks;
•reviewing related party transactions;
•obtaining and reviewing a report by our independent registered public accounting firm at least annually, that describes our internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;
•approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and
•reviewing and discussing our programs, policies, and risks related to environmental reporting and sustainability initiatives, including material environmental, social and governance disclosures and published targets.

2022 PROXY STATEMENT	21

PROPOSAL 1 - ELECTION OF DIRECTORS
COMPENSATION AND TALENT COMMITTEE

MEETINGS IN FY 2022:
5
MEMBERS:
Mr. Brown (Chair)
Ms. R. Taylor
Ms. S. Taylor
Mr. Tomb
Our board of directors has determined that Mr. Brown, Mses. R. Taylor and S. Taylor and Mr. Tomb are independent under NYSE listing standards and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.

PRIMARY RESPONSIBILITIES:
The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors to oversee our compensation policies, practices and programs, to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate, to review executive officer succession planning, and human capital management activities. Specific responsibilities of our compensation and talent committee include:
•reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
•reviewing and recommending to our board of directors the compensation of our directors;
•reviewing and approving, or recommending that our board of directors approve, the terms of compensatory arrangements with our executive officers;
•administering our stock and equity incentive plans;
•selecting independent compensation consultants or other advisers and assessing whether there are any conflicts of interest with any of the committee’s compensation advisers;
•reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;
•reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy;
•reviewing, reporting, and evaluating executive officer succession planning and encouraging executive management development; and
•reviewing human capital management activities relating to talent and employee engagement, diversity, inclusion and belonging, and ensuring compensation programs are administered in a non-discriminatory manner.
Under its charter, our compensation and talent committee may form, and delegate authority to, subcommittees as appropriate. See the sections titled “Compensation Discussion and Analysis” and “Director Compensation” for a description of our processes and procedures for the consideration and determination of executive and director compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of the members of our compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

22

PROPOSAL 1 - ELECTION OF DIRECTORS
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

MEETINGS IN FY 2022:
4
MEMBERS:
Ms. R. Taylor (Chair)
Mr. Rothschild
Ms. Yen
Each member of the nominating and corporate governance committee is independent, is a non-employee director and is free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the board of directors in accordance with the applicable NYSE listing standards.

PRIMARY RESPONSIBILITIES:
Specific responsibilities of our nominating and corporate governance committee include:
•identifying, evaluating and selecting, or recommending that our board of directors approve, nominees for election to our board of directors;
•evaluating the performance of our board of directors and of individual directors;
•considering and making recommendations to our board of directors regarding the composition of the committees of the board of directors;
•reviewing developments in corporate governance practices;
•evaluating the adequacy of our corporate governance practices and reporting;
•developing and making recommendations to our board of directors regarding corporate governance guidelines and matters; and
•overseeing an annual evaluation of the board of directors’ performance.

CORPORATE GOVERNANCE BEST PRACTICES
We are committed to robust corporate governance practices, as well as the continuous improvement of those practices, in order to maintain and enhance independent oversight and align our governance with our strategic objectives. These practices include the following:

✔We have meaningful stock ownership guidelines which our executive officers and directors are required to meet within five years of becoming subject to them.
✔All of our committees are composed entirely of independent directors.
✔Independent directors meet in executive session periodically without management present.
✔7 of 10 directors are independent.

✔Our board of directors is committed to diversity. 30% of our board is composed of women and 20% are from underrepresented communities.
✔Our board of directors is committed to periodic renewal and rotation. We added two new independent directors during fiscal 2022, keeping our average board tenure below 5 years.
✔We have a clawback policy which allows us to recoup incentive compensation in certain circumstances.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE
Our board of directors is responsible for the oversight of management and the strategy of our company and for establishing corporate policies. Our board of directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our board of directors. Our board of directors met 4 times during our last fiscal year. During our last fiscal year, each director attended 75% or more of the aggregate of the meetings of our board of directors and of the committees on which he or she served.
We encourage our directors and nominees for director to attend our annual meeting of stockholders, and nine of our directors attended our annual meeting of stockholders in 2021.

2022 PROXY STATEMENT	23

PROPOSAL 1 - ELECTION OF DIRECTORS
BOARD EVALUATIONS AND EDUCATION
Our nominating and corporate governance committee oversees the board evaluation process. Our chief legal officer interviewed all of our directors and members of the executive team to gather feedback on directors, committees and our board of directors in general. Directors responded to questions designed to elicit information to be used in improving the effectiveness of our board of directors. Our chief legal officer synthesized the results and comments received during such interviews. Our chief legal officer presented the findings to the nominating and corporate governance committee and our board of directors and led a discussion about board and committee performance and effectiveness.
We encourage directors to participate in continuing education programs focused on our business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors, and we will reimburse directors for their expenses associated with this participation. We provide a corporate membership to a leading association for corporate directors, as a third-party informational and training resource for our directors relating to governance best practices. We also encourage our directors to attend company events such as our annual company kick-off event and our user conference.
TRANSACTIONS WITH RELATED PERSONS
The following is a summary of transactions since the beginning of our last fiscal year to which we have been a participant, in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.
EMPLOYMENT AND CONSULTING ARRANGEMENTS AND EQUITY AWARDS
We have entered into employment offer letters with our executive officers and have adopted a Change in Control Severance Benefit Plan, as amended, (as defined below). In December 2021, we entered into a consulting agreement with Mark Garrett, a former member of our board of directors. This consulting agreement will terminate by its terms in December 2022. Under the agreement, Mr. Garrett will provide consulting services on financial, sales, support and related activities. Mr. Garrett will be paid $25,000 per quarter in cash and will continue to vest in his equity award during the term of the consulting agreement (the value of which will depend on our stock price). Mr. Garrett will not receive any other consideration for his consulting services.
We have granted equity awards to our executive officers and certain members of our board of directors. For a description of these equity awards, see the sections titled “Executive Compensation” and “Director Compensation.”
INDEMNIFICATION AGREEMENTS
Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provides that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our certificate of incorporation and bylaws also provides our board of directors with discretion to indemnify our employees and other agents when determined appropriate by the board of directors. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them.
RELATED-PARTY TRANSACTION POLICY
We have adopted a written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

24

PROPOSAL 1 - ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
Our non-employee director compensation program is designed to attract, retain and reward qualified non-employee directors and align the financial interests of these directors with the interests of our stockholders. Pursuant to this program, each member of our board of directors who is not our employee receives cash and equity compensation for board service as described below. We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in connection with attending board of directors and committee meetings.

INPUT	PROPOSAL	PRESENTATION	OUTCOME
Consultant provides input on program design considerations	Consultant proposes alternative program designs for consideration	Consultant presents competitive non-employee director compensation data and analyses	Based on the recommendations of our compensation committee and of the Consultant, our board of directors may approve changes in certain aspects of our directors compensation as appropriate.

Our compensation committee consults annually with its independent compensation consultant (Consultant), to review our director compensation program. As part of that annual review, the Consultant provides input on program design considerations, proposes alternative program designs for consideration, and presents competitive non-employee director compensation data and analyses including compensation data from our peer group. For fiscal 2022, the Consultant was Compensia, and upon our compensation committee’s recommendation, our board of directors determined that the cash and equity values under our director compensation program were appropriate at this time, but did change the conversion price mechanism for equity grants to directors to be consistent with the method used for equity grants to our employees.
CASH COMPENSATION
During fiscal 2022, eligible directors were entitled to receive cash compensation, paid quarterly in arrears, as follows:

Annual Cash Retainer ($)
Annual retainer	40,000
Additional retainer for audit committee chair	35,000
Additional retainer for audit committee member	10,000
Additional retainer for compensation committee chair	20,000
Additional retainer for compensation committee member	7,500
Additional retainer for nominating and governance committee chair	10,000
Additional retainer for nominating and governance committee member	5,000
EQUITY COMPENSATION
Eligible directors were entitled to receive a restricted stock unit (RSU) award for a number of shares equal to $235,000, determined on the basis of the prior 30-trading day average of the NYSE closing price of our common stock ending on the day before the date of our annual stockholder meeting in June 2021, to vest fully on the one-year anniversary of the date of grant. The director would vest in a prorated portion of the award if he or she resigns in advance of the vesting date. Additionally, new non-employee directors will receive an RSU award for a number of shares equal to $600,000, determined on the basis of the prior 30-trading day average of the NYSE closing price of our common stock ending on the day before the effective date of such appointment or election. The new non-employee director vests as to 25% of the shares subject to the award on the first anniversary of the grant date and the remaining 75% of the shares subject to the award in 12 substantially equal quarterly installments thereafter. In the event of a change of control of the company, the directors’ awards would immediately vest in full.

2022 PROXY STATEMENT	25

PROPOSAL 1 - ELECTION OF DIRECTORS
FISCAL 2022 DIRECTOR COMPENSATION TABLE
The following table provides information regarding the total compensation paid to our non-employee directors in fiscal 2022. The table excludes Messrs. Colgrove and Giancarlo, who were executive officers during all of fiscal 2022 and did not receive any compensation in their roles as directors in fiscal 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Andrew Brown	50,599	243,262	293,862
Scott Dietzen	40,000	243,262	283,262
Mark Garrett (2)	64,860	243,262	308,122
John Murphy (3)	11,760	853,137	864,898
Jeff Rothschild	45,000	243,262	288,262
Anita Sands (2)	51,888	243,262	295,150
Roxanne Taylor	53,189	243,262	296,451
Susan Taylor	68,278	243,262	311,540
Greg Tomb	44,688	243,262	287,950
Mallun Yen (4)	17,242	926,756	943,998
(1)Pursuant to our director compensation program, in June 2021, each of Dr. Sands and Dietzen, Messrs. Brown, Garrett, Rothschild and Tomb, and Mses. R. Taylor and S. Taylor received an RSU award for 12,637 shares of our common stock that will vest in full on the one year anniversary of the date of grant. The amount shown in this column does not reflect the dollar amount actually received by the director. Instead, this amount reflects the aggregate grant date fair value of this award, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in the notes to our consolidated financial statements in our Annual Report on Form 10-K, as filed with the SEC on April 7, 2022.
(2)Mr. Garrett and Dr. Sands resigned from the board effective as of December 15, 2021. Upon resignation, Mr. Garrett was engaged by the company as a consultant. See "Transactions with Related Persons -- Employment and Consulting Arrangements and Equity Awards" elsewhere in this proxy statement.
(3)Mr. Murphy was appointed to our board of directors in December 2021. Pursuant to our director compensation policy, in December 2021, Mr. Murphy was granted (i) an RSU award for 21,529 shares of our common stock that will vest as to 25% of the shares subject to the award on the first anniversary of the grant date and the remaining 75% of the shares will vest in 12 substantially equal quarterly installments thereafter, subject to his continued service on the vesting dates, and (ii) a pro-rata RSU award for 6,324 shares of common stock which will vest in full on June 14, 2022.
(4)Ms. Yen was appointed to our board of directors in September 2021. Pursuant to our director compensation policy, in September 2021, Ms. Yen was granted (i) an RSU award for 27,185 shares of our common stock that will vest as to 25% of the shares subject to the award on the first anniversary of the grant date and the remaining 75% of the shares will vest in 12 substantially equal quarterly installments thereafter, subject to her continued service on the vesting dates, and (ii) a pro-rata RSU award for 7,986 shares of common stock which will vest in full on June 14, 2022.
As of February 6, 2022, each individual who served as a non-employee director during fiscal 2022 held the following aggregate number of shares subject to outstanding RSU awards or options.

Name	Aggregate Number of RSUs as of February 6, 2022	Aggregate Number of Stock Options Outstanding as of February 6, 2022
Andrew Brown	27,426	—
Scott Dietzen	12,637	—
Mark Garrett (1)	12,637	320,000
John Murphy	27,853	—
Jeff Rothschild	14,517	—
Anita Sands	—	119,250
Roxanne Taylor	21,887	—
Susan Taylor	17,658	—
Greg Tomb	32,090	—
Mallun Yen	35,171	—
(1)Mr. Garrett resigned from the board effective as of December 15, 2021, and upon resignation was engaged by the company as a consultant. See "Transactions with Related Persons -- Employment and Consulting Arrangements and Equity Awards" elsewhere in this proxy statement.

26

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors recommends a vote FOR the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 5, 2023.
Our board of directors has selected Deloitte & Touche LLP (Deloitte & Touche) as our independent registered public accounting firm for the fiscal year ending February 5, 2023 and has further directed that management submit this selection for ratification by the stockholders. Deloitte & Touche has served as our independent registered public accounting firm for the past nine fiscal years. Representatives of Deloitte & Touche are expected to be present during the meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Our board of directors is submitting this selection as a matter of good corporate governance and because we value our stockholders’ views on our independent registered public accounting firm. Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of our independent registered public accounting firm. If the stockholders fail to ratify this selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the company and its stockholders.
VOTE REQUIRED
An affirmative vote from the holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal will be required to ratify the selection of Deloitte & Touche.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The following table provides the aggregate fees for services provided by Deloitte & Touche for the fiscal years ended January 31, 2021 and February 6, 2022.

	Fiscal Year Ended
	January 31, 2021 $	February 6 2022 $
Audit fees(1)	2,690,600	2,441,727
Tax fees(2)	1,207,083	1,262,516
Total fees	3,897,683	3,704,220
(1)Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, including audited financial statements and internal control over financial reporting presented in our Annual Report on Form 10-K, review of the interim consolidated financial statements included in our quarterly reports and services normally provided in connection with regulatory filings.
(2)Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance. Fees for the fiscal year ended January 31, 2021 have been updated to include $41,177 in fees paid to Deloitte & Touche affiliates, which were previously omitted.

2022 PROXY STATEMENT	27

PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRE-APPROVAL POLICIES AND PROCEDURES
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, the audit committee has the responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has a practice of, and has adopted a policy and procedures for, the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche. The audit committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.
All of the services provided by Deloitte & Touche for our fiscal years ended February 6, 2022 and January 31, 2021, as described in the “Principal Accountant Fees and Services” table, were pre-approved by the audit committee or our board of directors. Our audit committee has determined that the rendering of services other than audit services by Deloitte & Touche is compatible with maintaining the principal accountant’s independence.
AUDIT COMMITTEE REPORT
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended February 6, 2022 with the management of Pure. The audit committee has discussed with its independent registered public accounting firm, Deloitte & Touche, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB). The audit committee has also received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our board of directors that the audited financial statements be included in Pure's Annual Report on Form 10-K for the fiscal year ended February 6, 2022.
Audit and Risk Committee
JOHN MURPHY (chair)
ANDREW BROWN
SUSAN TAYLOR
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act of 1933, as amended (Securities Act) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

28

PROPOSAL 3 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Our board of directors recommends a vote FOR the approval of the compensation of our named executive officers as described in this proxy statement.
We are seeking approval, on an advisory basis, of the compensation of our named executive officers for the fiscal year ended February 6, 2022, as described in this proxy statement below in the sections titled “Compensation Discussion and Analysis” and “Executive Compensation.” This vote is not intended to address any specific item of compensation and is rather intended to address the overall compensation of our named executive officers and the policies and practices as described in this proxy statement.
Our compensation programs are overseen by our compensation committee and reflect our general compensation philosophy for all employees, including our executive officers. Our executive compensation program is designed to attract, reward and retain highly qualified executives and motivate them to pursue our corporate objectives while encouraging the creation of long-term value for our stockholders. We evaluate and reward our executive officers through compensation intended to motivate them to identify and capitalize on opportunities to grow our business and maximize stockholder value over time.
We strive to provide an executive compensation program that is market competitive and is designed to both provide a foundation of fixed compensation (base salary) and a significant portion of performance-based compensation (short-term and long-term incentives) that are intended to align the interests of our executive officers with those of our stockholders. Our compensation committee designed our executive compensation program to incentivize revenue growth, profitability and customer satisfaction, as well as to drive an increase in subscription services revenue.
This vote is advisory and therefore not binding on the company or on our board of directors. Our board of directors and its committees value the opinions of our stockholders and to the extent there is any significant vote against the executive compensation described in this proxy statement, our compensation committee will consider the impact of such vote on our compensation policies and decisions. Our stockholders have recommended, and our Board has approved, a frequency of each year for advisory votes on executive compensation. Accordingly, the next scheduled Say-on-Pay vote will be at our 2023 Annual Meeting of Stockholders.
VOTE REQUIRED
An affirmative vote from holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal will be required to approve the compensation of our named executive officers for the fiscal year ended February 6, 2022.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the Pure board of directors that the section titled "Compensation Discussion and Analysis" be incorporated by reference in Pure's Annual Report on Form 10-K for fiscal 2022 and included in this proxy statement.
Compensation and Talent Committee
ANDREW BROWN (chair)
ROXANNE TAYLOR
SUSAN TAYLOR
GREG TOMB
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2022 PROXY STATEMENT	29

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
OUR EXECUTIVE OFFICERS
The following is biographical information for our named executive officers, as of the date of this proxy statement:

CHARLES GIANCARLO Chairman and Chief Executive Officer Age: 64

Charles Giancarlo has served as our Chief Executive Officer and as a member of our board of directors since August 2017, and as our Chairman since September 2018. Mr. Giancarlo previously served as Managing Director, Head of Value Creation and later Senior Advisor at Silver Lake Partners, a private investment firm, from 2007 to 2015, where he focused on investment and business improvement opportunities for Silver Lake’s portfolio companies. From 2008 to 2009, Mr. Giancarlo served as Interim President and Chief Executive Officer of Avaya. Prior to that, from 1993 to 2007, Mr. Giancarlo served in senior executive roles at Cisco Systems, including Chief Technology Officer and Chief Development Officer and is credited with introducing many new technologies including Ethernet Switching, WiFi, IP Telephony and Telepresence. Mr. Giancarlo currently serves on the boards of directors of Arista Networks, Inc. and Zscaler, Inc. Mr. Giancarlo previously served on the boards of directors of Accenture, Netflix, ServiceNow, Avaya, Imperva and Tintri. Mr. Giancarlo received a B.S. in Engineering from Brown University, a M.S. in Electrical Engineering from the University of California, Berkeley, and an M.B.A. from Harvard Business School.

KEVAN KRYSLER Chief Financial Officer Age: 51

Kevan Krysler has served as our Chief Financial Officer since December 2019. Previously Mr. Krysler worked at VMware, Inc., a provider of information infrastructure technology and solutions, from August 2013 to December 2019, and most recently served as Senior Vice President, Finance, and Chief Accounting Officer. Prior to VMware, Inc., Mr. Krysler was a partner with KPMG, an accounting firm, where he served both multinational and emerging software and technology companies. Mr. Krysler received bachelor degrees in Accountancy and Business Administration from the University of Oklahoma.

30

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

JOHN COLGROVE Founder and Chief Visionary Officer Age: 59

John “Coz” Colgrove has served as our Chief Visionary Officer since August 2021 and as a member of our board of directors since founding Pure in October 2009. From October 2009 to August 2021, Mr. Colgrove also served as our Chief Technology Officer. In 2009, Mr. Colgrove served as an Entrepreneur in Residence at Sutter Hill Ventures, a venture capital firm. From 2005 to 2008, Mr. Colgrove served as a Fellow and Chief Technology Officer for the Datacenter Management Group of Symantec. Mr. Colgrove was one of the founding engineers and a Fellow at Veritas Software Corp., a provider of storage management solutions, which merged with Symantec in 2005. Mr. Colgrove earned his B.S. in Computer Science from Rutgers University and holds over 250 patents in the areas of system, data storage and software design.

AJAY SINGH Chief Product Officer Age: 64

Ajay Singh has served as our Chief Product Officer since January 2021. Previously, Mr. Singh worked at VMware from May 2015 to January 2021, most recently served as the Senior Vice President – General Manager of the Cloud Management Business Unit. Mr. Singh received a Bachelor of Technology degree in Electrical Engineering from the Indian Institute of Technology, Kanpur, an M.S. Electrical Engineering (Computer Engineering) from Carnegie-Mellon University and an M.B.A. from Stanford University Graduate School of Business.

MONA CHU Vice President and Chief Accounting Officer Age: 49

Mona Chu has served as Vice President and Chief Accounting Officer since March 2022. Ms. Chu previously served as our Vice President and Corporate Controller from January 2015 to December 2021. She provided services to Pure in a consultancy capacity from January 2022 to March 2022, in addition to holding a senior role at a startup during the same time period. Previously, Ms. Chu held senior accounting positions at Box, Inc. from 2013 to 2015 and at Google, Inc. from 2002 to 2013. Ms. Chu received a BA degree in Economics from UC Berkeley and is a licensed CPA (inactive).

2022 PROXY STATEMENT	31

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis provides an overview of the material elements of our executive compensation program during fiscal 2022 for our “named executive officers,” whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this proxy statement. This section discusses our executive compensation philosophy, objectives and design; how and why our compensation committee arrived at the specific compensation policies and decisions during fiscal 2022, specifically during the continued uncertainty of the COVID-19 pandemic; the role of our compensation committee’s compensation consultant; and the compensation peer group used in evaluating our executive compensation program. This section discusses the executive compensation-setting process in the first half of fiscal 2022 and final payout determinations following the end of fiscal 2022.
EXECUTIVE SUMMARY
For fiscal 2022, our compensation committee approved compensation packages for our executive officers that maintained our robust “pay for performance” philosophy, incentivizing a return to revenue growth balanced with improved profitability. The committee also retained a customer satisfaction measure, Net Promoter Score (NPS), which Pure has tracked and published for several years and which it views as critical to Pure’s long term success, and incorporated a new measure relating to the increase in Pure’s remaining performance obligations (RPO), which it believes to be a valuable indicator of Pure’s success in growing its future subscription services revenue.
Our compensation committee aimed to tie the majority of our named executive officers’ compensation to these key performance measures. Specifically, in addition to a base salary, our named executive officers’ target total direct compensation included annual short-term and long-term incentives that are based on our attainment of key business objectives. For fiscal 2022, our cash bonuses were dependent on revenue, profitability and NPS, as well as individual executive metrics and goals, and our 100% performance-based equity awards were dependent on a combination of revenue and RPO growth. Our corporate bonus program is structured the same for our executive officers and our broad-based employee bonus participants, driving focus on the same company priorities.
FISCAL 2022 BUSINESS AND FINANCIAL HIGHLIGHTS
We achieved impressive financial and business results in fiscal 2022, growing full year revenue to $2.18 billion, an increase of 29% year-over-year. We had record operating profits and grew subscription services revenue by 37% year-over-year.

ACCELERATED REVENUE GROWTH	ACCELERATED SUBSCRIPTION SERVICES REVENUE GROWTH
(in billions)	(in millions)
✔We improved our customer NPS from 83.5 to 85.2 and reached over 10,000 total customers.
✔RPO grew to $1.4 billion and subscription annual recurring revenue (ARR) grew to $850 million, up 29% and 31% year-over-year, respectively.
✔We announced a record number of new products and services including FlashArray//XL, Pure Fusion, Portworx Data Services, and additions to our FlashArray//C series.
✔We were again named a leader in the Gartner Magic Quadrants for both Primary Storage and Distributed File Systems & Object Storage.

32

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
FISCAL 2022 EXECUTIVE COMPENSATION HIGHLIGHTS
In fiscal 2022, the key highlights of our executive compensation program included:

UPDATED PEER GROUP	BASE SALARY AND BONUS TARGETS	BONUS BASED ON PERFORMANCE	EQUITY BASED ON PERFORMANCE
We updated our compensation peer group to ensure our executive compensation is comparable and competitive relative to similar software-driven technology companies.	We increased base salaries and maintained bonus rates at the same level for our executive officers. Our salary increases ranged from 6% to 13%.
We set cash bonus targets based on annual revenue, operating profit and customer NPS.
We overperformed on all three corporate metrics, and cash bonuses were earned based on a corporate performance factor of 130% and an individual performance factor of 150%.
We granted equity awards that were 100% dependent on annual revenue and RPO growth. We substantially exceeded both corporate metrics, and our equity awards were earned at 150% of target.

Our “pay for performance” design is working. In fiscal 2022, we delivered revenue of $2.18 billion, growing 29% year-over-year, up from 2.5% growth in the prior year, and non-GAAP operating profit was well above target. We increased our RPO balance from $1.1 to $1.4 billion (up 29% year-over-year), improved our NPS to 85.2 (up from 83.5), and we held each executive officer accountable with individual performance objectives. After two years of actual pay coming in below target pay, our executive officers delivered impressive results in fiscal 2022 and accordingly received actual pay above target pay, evidencing that these financial incentives are aligned with the company’s success.
NAMED EXECUTIVE OFFICERS DURING FISCAL 2022
Our named executive officers for fiscal 2022 are:
•Charles Giancarlo, our Chairman and Chief Executive Officer;
•Kevan Krysler, our Chief Financial Officer;
•John Colgrove, our Chief Visionary Officer and Founder; and
•Ajay Singh, our Chief Product Officer.
EXECUTIVE TRANSITIONS DURING FISCAL 2022
In December 2021, our board of directors designated Ajay Singh as an officer under Rule 16a-1(f) of the Exchange Act and as an executive officer under Rule 3b-7 of the Exchange Act. Mr. Singh is our first Chief Product Officer. He joined Pure in January 2021, and his compensation is described throughout this section, including compensation decisions made prior to his designation as an executive officer. We believe that our ability to offer competitive compensation enables us to hire the most qualified candidates for these important leadership roles.
ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our annual meeting of stockholders held in June 2021, we held a non-binding advisory vote on the compensation of our named executive officers (a Say-on-Pay vote). Our stockholders approved the fiscal 2021 compensation of our named executive officers, with 97% of the votes cast in favor of our fiscal 2021 compensation program. Our compensation committee has considered and intends to continue to consider the results of the annual Say-on-Pay vote, as the results validate our overall compensation philosophy and policies and in making future compensation decisions relating to our executive officers.

2022 PROXY STATEMENT	33

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
DISCUSSION OF OUR EXECUTIVE COMPENSATION PROGRAM
COMPENSATION PHILOSOPHY AND OBJECTIVES
We design our executive compensation program to achieve the following objectives, consistent with our “pay for performance” philosophy:
•attract, motivate and retain executive officers of outstanding ability and experience;
•motivate and reward behavior that results in exceeding our corporate performance objectives; and
•ensure that compensation is meaningfully tied to the creation of stockholder value.
We believe that our executive compensation program should include short-term and long-term elements and reward consistent performance that meets or exceeds expectations. We evaluate both performance and compensation to ensure that the compensation provided to our executive officers remains competitive relative to the compensation paid by similar companies operating in the technology industry, in particular comparable software and hardware companies, taking into account the role and performance of the individual executive officer and the performance and strategic objectives of the company.
COMPENSATION DESIGN
The compensation arrangements for our executive officers consist of base salary, annual performance-based cash bonuses, performance-based equity awards, and broad-based employee benefit programs.
Our cash bonuses are funded based on annual corporate performance metrics, and may be increased or decreased based on the individual performance of an executive officer, against organization-specific goals, during the applicable year. We believe that these cash awards incentivize our executive officers to meet our short-term corporate objectives.
While we offer competitive cash compensation, equity compensation is the primary incentive element of our executive compensation program. We emphasize the use of equity compensation to encourage our executive officers to focus on the growth of our overall enterprise value which in turn creates value for our stockholders. For the last three years, we have used full value performance-based equity awards that may only be earned upon the achievement of company performance objectives. 100% of the annual equity awards granted to our executive officers are dependent on our corporate performance. We believe that these equity awards align the interests of our executive officers with our stockholders and drive a longer-term focus through a multi-year vesting schedule.
Our compensation committee reviews our executive compensation program throughout the year. As part of this review process, the committee applies the objectives described above within the context of our overall philosophy while simultaneously considering the compensation levels needed to ensure that our program remains competitive. The committee also evaluates whether we are meeting our retention objectives and the potential cost of replacing key executive officers.
COMPENSATION-SETTING PROCESS
Our compensation committee is responsible for reviewing, evaluating and approving the compensation arrangements of our executive officers and for establishing and maintaining our executive compensation policies and practices. The committee seeks input and receives recommendations from members of our executive team when discussing the performance and compensation of executive officers and in evaluating the financial and accounting implications of our compensation programs and hiring decisions. The committee is authorized to engage, and has engaged, its own advisor to provide advice on matters related to executive compensation and general compensation programs. For additional information on our compensation committee, see “Board Structure and Process—Board Committees” elsewhere in this proxy statement.

34

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
ROLE OF OUR EXECUTIVE OFFICERS
Our Chief Executive Officer and Chief Human Resources Officer assist our compensation committee in evaluating the performance of our executive officers (other than their own performance) and make recommendations to the committee with respect to base salary adjustments, target cash bonus opportunities, actual bonus payments and equity awards for each executive officer. While the committee takes these recommendations into consideration, it exercises its own independent judgment in approving the compensation of our executive officers.
ROLE OF COMPENSATION CONSULTANT
Our compensation committee retained a compensation consultant to provide support and advice regarding our executive compensation program for fiscal 2022. Compensia consulted with the committee regarding compensation trends and regulatory developments, particularly considerations resulting from the COVID-19 pandemic, assisted the committee in evaluating and updating the compensation peer group that we use to understand competitive market compensation practices and provided compensation data and analysis with respect to compensation decisions at the start of our fiscal year. In May 2021, the committee engaged Aon’s Human Capital Solutions group (Aon Radford) as its primary executive compensation consultant. Aon Radford consulted with the committee and performed projects for the committee, including conducting a compensation risk assessment, providing data and analysis relating to our director compensation program and a review of our compensation philosophy.
Pure’s management also engaged with Aon plc and its affiliate for various insurance-related products and services and purchased compensation surveys and reports from Aon Radford as part of non-executive compensation practices for general survey data. Our compensation committee was aware of the nature and volume of the services performed by Aon affiliates and the compensation surveys and reports provided by Aon Radford collectively. Our compensation consultants maintain internal policies specifically designed to prevent conflicts of interest. The committee assessed the independence of Compensia and Aon Radford, taking into account, among other things, the factors set forth in Exchange Act rules and NYSE listing standards and concluded that no conflict of interest has arisen with respect to the work these consultants perform for the committee.
COMPENSATION PEER GROUP
Our compensation committee generally refers to peer group data when reviewing our executive officers’ compensation. This compensation peer group is intended to reflect companies with similar revenues, significant revenue growth, headcount and comparable market capitalization, in the following sectors: applications software, systems software, internet software and services or information technology.
In preparation for fiscal 2022, our compensation committee, in consultation with Compensia, evaluated our compensation peer group and made adjustments, removing companies that had been acquired during the previous 12 months and adding other technology companies of comparable size with which we may compete for talent. This peer group was generally selected based on companies that, at the time of evaluation, had annual revenue between $500 million and $5.0 billion, as well as market capitalizations generally between two to eight times annual revenue. We also generally sought to include companies with moderate double digit annual revenue growth. We continued to retain some companies with substantially higher market capitalizations, as the committee believed that these companies aligned well with our underlying business fundamentals.
Our compensation peer group for fiscal 2022 consisted of the following companies:

Arista Networks	F5	Logitech International	Proofpoint
Box	FireEye	NetApp	Teradata
Cornerstone OnDemand	Fortinet	New Relic	Ubiquiti
Dropbox	Guidewire Software	Nutanix
Envestnet	J2 Global	Palo Alto Networks

Our compensation committee considers the compensation levels of the executives at the companies in our compensation peer group to provide general guidance and a reference for market practices, without rigidly setting compensation based on specific percentiles relative to the peer group.

2022 PROXY STATEMENT	35

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program consists of three principal elements:
•base salary;
•annual performance-based cash bonuses; and
•long-term performance-based equity awards.
The following charts show the pay mix for our Chief Executive Officer and, on average, Messrs. Krysler, Colgrove and Singh (based on base salary, target cash bonus and the grant date fair value of equity awards at target):

CEO - % OF TOTAL TARGET PAY

AVERAGE OF KRYSLER, COLGROVE AND SINGH - % OF TOTAL TARGET PAY

BASE SALARY
We offer base salaries that are intended to provide a stable level of fixed compensation to our executive officers for performance of their day-to-day responsibilities. Each executive officer’s base salary was first established based on market competitive ranges and as the result of arm’s-length negotiations with each individual at the time of his initial hiring. Base salaries for our executive officers are reviewed annually to determine whether an adjustment is warranted based on factors such as performance, role criticality and scope, market data and internal comparisons.
In February 2021, our compensation committee reviewed the base salaries of our then-current executive officers, other than Mr. Singh who had recently joined the company and who was not yet designated an executive officer, and after considering a competitive market analysis performed by Compensia, increased the base salaries of Messrs. Giancarlo, Krysler and Colgrove to remain competitive with current market practices and to keep their target total cash compensation in-line with similarly situated executives within our company and at the companies in our compensation peer group. The annual base salary for Mr. Singh remained unchanged, given that he had joined the company during the prior fiscal quarter.
The following table sets forth the annual base salaries for our executive officers for fiscal 2022, effective as of March 1, 2021:

Name	Fiscal 2021 Base Salary ($)	Fiscal 2022 Base Salary ($)	Percentage Increase
Charles Giancarlo	655,000	700,000	7%
Kevan Krysler	450,000	475,000	6%
John Colgrove	400,000	450,000	13%
Ajay Singh	550,000	550,000	0%

36

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
ANNUAL CASH BONUSES
We provide our executive officers the opportunity to earn annual cash bonuses, on substantially the same basis as our employees who are eligible under our corporate bonus program. These cash bonuses are intended to encourage the achievement of corporate performance objectives, particularly our financial goals, as well as individual performance factors. The metrics and goals are set annually in connection with our annual business planning cycle, and are directly connected to our business plans and goals, and more specifically to organization-specific goals for each executive officer.
In February 2021, our compensation committee reviewed the target cash bonus opportunities of our executive officers and determined that their target cash bonus opportunities would remain at the same levels, increasing in absolute dollars by the same amount as the associated salary increase. The following table sets forth the annual target cash bonus opportunities (expressed as a percentage of base salary) of our named executive officers for fiscal 2022, based on the base salary changes made effective as of March 1, 2021:

Name	Fiscal 2022 Target Bonus ($)(1)	Bonus Opportunity as a % of Base Salary
Charles Giancarlo	696,604	100%
Kevan Krysler	378,491	80%
John Colgrove	446,226	100%
Ajay Singh	440,000	80%
(1)Prorated based on the effective date for any change to target cash bonus opportunity, if applicable.
In March 2021, our compensation committee met with management and its compensation consultant, and reviewed potential corporate performance metrics relating to fiscal 2022 cash bonuses and performance-based equity awards. While the COVID-19 pandemic continued to affect the economy and Pure’s business, the committee decided not to use the “relative growth metric” developed for fiscal 2021 and instead to return to more traditional measures of revenue and profitability. A final determination of the corporate metrics was delayed until the committee’s next meeting, in part due to further design discussions and pandemic-related uncertainty. In June 2021, the committee selected three corporate performance metrics for the company-wide cash bonus program: (i) revenue, (ii) non-GAAP operating profit, and (iii) NPS, which had been introduced as a generally-accepted customer satisfaction measure in fiscal 2021. The bonus components were weighted as follows:

Measure	Weighting	Rationale
Revenue	60%	To return revenue growth to double digits in fiscal 2022
Operating Profit	25%	To demonstrate improved operating discipline and leverage
NPS Score	15%	To maintain or improve customer experience
In selecting these metrics, our compensation committee believed that our management should be incentivized to maintain or improve Pure’s customer experience during fiscal 2021. NPS was selected as the best measure. For years, we have used a third party to survey our customers on whether or not they would recommend us to their peers on a 1-10 scale. Our prior audited NPS was 83.5, the highest among Medallia’s B2B scores in 2020. The committee set a target range of 78 to 82 for 100% funding of the NPS portion of the cash bonus program for fiscal 2021. Our customer-centric business model has been recognized by customers and the industry, and NPS was deemed an appropriate means for evaluating how successfully we were navigating the COVID-19 pandemic.
Our compensation committee set stretch goals for the corporate bonus targets that it viewed as difficult to achieve as they represented significant increases over the results for fiscal 2021, and attaining over a 100% bonus payout required our management team to reaccelerate revenue growth from 2.5% in fiscal 2021 to over 21% for fiscal 2022, while more than doubling profitability and improving customer satisfaction as measured by NPS. In fact, exceeding the corporate targets required delivering financial results ahead of $1.93 billion in annual revenue and $90 million in operating profit, the external guidance provided by the Company in February 2021. In addition to the corporate performance factor, specific metrics and goals for the individual performance factors are determined by our CEO, or in the case of the CEO, by the committee, and in each case are designed to be stretch goals. The committee considers the individual performance of each executive officer and determines an individual performance factor to increase or decrease a bonus payout based on the individual performance of an executive officer during the year.
For purposes of the cash bonus program, non-GAAP operating profit was defined as GAAP operating income excluding the following: effects of stock-based compensation expense, payments to former stockholders of an acquired company, payroll

2022 PROXY STATEMENT	37

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
tax expense related to stock-based activities, impairment of right-of-use assets associated with cease-use of a certain facility, amortization expense of acquired intangible assets and acquisition-related transaction and integration expenses. A reconciliation of this measure to the comparable GAAP financial measure can be found in exhibit 99.1 to the current report on Form 8-K furnished to the SEC on March 2, 2022.
The cash bonus components were subject to scaled payout ranges as follows:

	Revenue ($M)	Funding		Operating Profit ($M)	Funding		NPS Score	Funding
Maximum	2,140	150%	Maximum	160	150%	Maximum	85.5	150%
	2,080	120%		130	120%		85	125%
	2,060	110%		120	110%		83.6	125%
Target range	2,040 to 1,980	100%	Target range	110 to 90	100%	Target range	83.5 to 78	100%
	1,950	75%		88	88%	Threshold	< 78	—%
	1,920	50%		85	75%
Threshold	< 1,920	—%	Threshold	< 85	—%
During the remainder of fiscal 2022, the committee closely monitored company performance and the individual performance of our executive officers. In August 2021, we paid 40% of the target cash bonus opportunity, consistent with the past practice and following review and approval by the committee that the company was on track to reach target corporate performance under the cash bonus program. The remaining amount of the bonus was paid in April 2022, after final determination of company performance and individual performance.
In March 2022, our compensation committee reviewed our corporate performance for fiscal 2022, which delivered (i) full year revenue of $2.18 billion, growth of 29%, against a target range of $1.98 to $2.04 billion and exceeding the maximum revenue target of $2.14 billion, (ii) full year non-GAAP operating profit of $235 million, against a target range of $90 to $110 million and exceeding the maximum profit target of $160 million, and (iii) an audited NPS of 85.2, against a target range of 78 to 83.5 and slightly below the maximum NPS target of 85.5. Based on this achievement, the committee approved bonus funding at 130%, aligning with that of an ‘on target’ bonus payout for our broad-based group of employee bonus recipients.

REVENUE	NON-GAAP OPERATING PROFIT	NPS SCORE
$2.18 billion	$235 million	85.2
(up 29% year-over-year)	(up from $46 million in prior year)	(up from 83.5)
Our compensation committee then evaluated the individual performance of our executive officers during fiscal 2022, including the specific organizational metrics and goals set for each individual at the beginning of the fiscal year. Our executive team made key strategic decisions to deliver further product innovation as demonstrated by continued industry accolades from Gartner and GigaOm, among others, the introduction of the new FlashArray//XL, new Purity software, and new releases of Portworx Enterprise and PX-Backup. Our executive team led sales growth within all key segments, surpassing 10,000 total customers and landing and supporting significant sales of FlashArray//C to one of the top 10 hyperscalers.
Successfully navigating the continued work-from-home environment and numerous supply-chain challenges required special skill and effort by our executive officers and employees. Our fourth fiscal quarter (Q4) results were a particularly strong indicator of the leadership’s impact during this critical year, as we delivered Q4 revenue growth of 41% year-over-year and continued to gain market share. Our leadership had a mandate to grow Pure’s subscription services business and delivered Q4 subscription services revenue growth of 42% year-over-year and Q4 subscription ARR growth of 31% year-over-year.
Our CEO recommended individual performance factors for each executive officer and provided our compensation committee with the reasoning behind his recommendations. The committee discussed the individual performance factor for our CEO. After discussion, the committee made determinations relating to each executive officer’s individual performance.
The following table provides information regarding the target annual cash bonus opportunities, corporate funding, individual performance factor, and the actual cash bonuses earned by our named executive officers for fiscal 2022:

38

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Name	Target Bonus ($)	Corporate Performance Factor	Individual Performance Factor	Actual Bonus Earned ($)
Charles Giancarlo	696,604	130%	150%	1,358,378
Kevan Krysler	378,491	130%	150%	738,057
John Colgrove	446,226	130%	150%	870,141
Ajay Singh	440,000	130%	150%	858,000
The actual bonus amounts above include the partial bonus payout in August 2021. The committee evaluated each of our named executive officers individually and ultimately decided that the individual performance factor for each of our named executive officers would be 150%, which would be multiplied by the 130% corporate performance factor for the final bonus.
EQUITY COMPENSATION
We provide our executive officers the opportunity to earn shares of our common stock through performance-based restricted stock unit (PSU) awards. We believe that strong long-term corporate performance is achieved with a compensation program that encourages a multi-year focus by our executive officers through the use of equity compensation, the value of which depends on the performance of our common stock. For this reason, our long-term incentive compensation to date has largely been provided in the form of PSU awards as the primary form of equity incentive compensation to further align the interests of our executive officers with the interests of our stockholders and to incentivize our executive officers through the appreciation in stock price of our common stock.
The size and form of the equity awards for our executive officers are determined in the discretion of our compensation committee at a level that it believes is competitive with current market conditions (as reflected by data from our compensation peer group), and after taking into consideration each individual executive officer’s role and scope of responsibilities, past performance, current equity holdings and expected future contributions. For the prior three years, the committee has granted 100% PSU awards to align our executive officers' financial incentives with company performance and the creation of stockholder value.
In February 2021, our compensation committee reviewed the outstanding equity awards held by our executive officers and considered an analysis performed by Compensia, as well as the factors discussed above, including the unvested equity awards held by our executive officers and the market price of our common stock. Consistent with the bonus design process, the committee evaluated the PSU program design for fiscal 2022 at its meeting in March 2021 and finalized the corporate performance metrics for the PSU awards in June 2021.
In June 2021, our compensation committee granted PSU awards to our executive officers that were subject to a one-year performance period, with the earned share amount to be adjusted down or up within a range of 0% to 150% of the target share amount based on our achievement of a metric that was a combination of total revenue and the increase in our RPO balance in fiscal 2022. RPO consists of both deferred revenue and non-cancelable amounts that are expected to be invoiced and recognized as revenue in future periods, which serves as a reasonable directional measure for sales of our subscription services – a valuable indicator as Pure desires to grow its subscription services business. For example, if we met our original revenue guidance for fiscal 2022 of 14-15% growth, or $1.93 billion in revenue, but failed to grow our RPO balance, then 0% of the shares subject to the PSU awards would be earned. This combined metric incentivized our executive team to prioritize both revenue and sales of subscription services. The payout scale for the combined performance metric provided for a broader target range at 100% funding in order to offset continued uncertainty relating to the COVID-19 pandemic. The earned shares, if any, are subject to a time-based vesting requirement over a three-year period from March 2021, with 1/3rd vesting in March 2022 and the remainder vesting quarterly thereafter, subject to continued service with us on each vesting date.

2022 PROXY STATEMENT	39

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The following table sets forth the PSU awards (at target and maximum) granted to our named executive officers for fiscal 2022:

Name	Target Shares	Maximum Shares
Charles Giancarlo	401,843	602,764
Kevan Krysler	140,645	210,967
John Colgrove	140,645	210,967
Ajay Singh	130,599	195,898
The following table presents potential payout multiples relative to the combined performance metric (total revenue and increase in RPO), with a broader target range for 100% payout, and payouts between the target range and minimum, and the target range and maximum, to be determined on a linear basis:

	Revenue + Increase in RPO ($M)	Funding
Maximum	2,400	150%
	2,356	130%
	2,334	120%
	2,312	110%
Target range	2,290 to 2,220	100%
	2,150	75%
	2,080	50%
	2,010	25%
Threshold	< 1,940	—%
In March 2022, our compensation committee determined that we delivered annual revenue of $2.18 billion and increased our RPO balance by over $300 million, from $1.1 to over $1.4 billion, in fiscal 2022, resulting in a combined result of $2.48 billion, exceeding the maximum payout by a healthy margin, and based on the foregoing scale, the committee approved a payout of 150% of the shares subject to the PSU awards to be earned.
BENEFITS PROGRAMS
Our employee benefit programs, including our 401(k) plan with a company matching contribution, employee stock purchase plan, and health, and welfare programs, are designed to provide a competitive level of benefits to our employees generally, including our executive officers and their families. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. Our executive officers are eligible to participate in the same employee benefit plans on the same terms and conditions as all other U.S. full-time employees.

40

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
PERQUISITES AND OTHER PERSONAL BENEFITS
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our executive officers that are not also available to our employees generally. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment, motivation or retention purposes. All future practices with respect to perquisites or other personal benefits will be subject to review and approval by our compensation committee.
POST-EMPLOYMENT COMPENSATION
Our executive officers and certain other employees are eligible to receive severance payments, equity acceleration and health care benefits in the event of a termination of employment in connection with a change in control of the company. Our compensation committee has determined that these arrangements are both competitively reasonable and necessary to recruit and retain key executives. The material terms of these post-employment payments to our named executive officers are set forth below in the section titled “Employment, Severance and Change in Control Agreements.”
OTHER COMPENSATION POLICIES
EQUITY AWARDS GRANT POLICY
The grant of equity awards must be approved either by our board of directors or our compensation committee. Our compensation committee has adopted a policy governing equity awards that are granted to our non-executive employees. This policy provides that our Chief Executive Officer may approve awards to non-executive employees within prescribed limits. Generally, equity awards will be effective on the 20th day of the second month of the fiscal quarter. If applicable, the exercise price of all stock options and stock appreciation rights must be equal to or greater than the fair market value of our common stock on the date of grant.
DERIVATIVES TRADING, PLEDGING AND HEDGING POLICY
Our insider trading policy prohibits our directors, officers, employees and consultants, as well as all family members and other household members of such persons and all companies controlled by such persons, from engaging in trades of our derivatives, short sales, transactions in put or call options, hedging transactions, opening margin accounts, pledging our securities, or other inherently speculative transactions with respect to our equity securities at any time.
COMPENSATION CLAWBACK/RECOUPMENT
Our board of directors has adopted a policy for the recoupment of certain “incentive compensation,” as defined in the policy, paid to our current and former Section 16 officers, also known as a clawback policy. Under the policy, recoupment is possible either in the event of a financial “restatement” by the company or “misconduct” by the covered officer, in each case as defined in the policy and subject to the determination and discretion of our board of directors. The policy applies to all incentive compensation paid, received, granted or awarded on or after the date the policy was adopted. In addition to the foregoing, our Chief Executive Officer and Chief Financial Officer are subject to the compensation recovery provisions of Section 304 of the Sarbanes-Oxley Act.

2022 PROXY STATEMENT	41

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
STOCK OWNERSHIP GUIDELINES
Our board of directors has adopted stock ownership guidelines for our non-employee directors and our Section 16 officers. Under these guidelines, each non-employee director is required to own shares of our common stock with a value equal to five times his or her base annual cash retainer fee, excluding additional retainers for service on committees, as chairperson or as lead independent director. Our Chief Executive Officer is required to own shares of our common stock with a value equal to five times his or her base salary, and each other Section 16 officer is required to own shares of our common stock with a value equal to two times his or her base salary. In determining ownership levels, credit is provided for shares held outright, shares “beneficially owned,” vested restricted stock units, vested shares under any deferred compensation plan, if applicable, and vested in-the-money stock options, net of the number of shares needed to pay the exercise price. Compliance with these guidelines is required within five years of becoming subject to them. The policy includes procedures for granting exemptions in the case of severe hardship or in the event that the guidelines would prevent a director or officer from complying with a court order or applicable law. At the end of fiscal 2022, all of our executive officers and non-employee directors met, exceeded, or were on track to meet these guidelines based on their current rate of stock accumulations in the time frames set out in the guidelines.
POLICY REGARDING 10b5-1 PLANS FOR DIRECTORS AND EXECUTIVE OFFICERS
Our insider trading policy generally requires that our executive officers and non-employee members of our board of directors may not trade in our equity securities during “blackout” periods and that such individuals must pre-clear trades or adopt plans in accordance with Exchange Act Rule 10b5-1 for sales of securities which they beneficially own.
COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT
Our compensation committee has reviewed our executive and employee compensation programs and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on us. The reasons for the committee’s determination include the following:
•We structure our compensation program to consist of both fixed and variable components. The fixed component of our program (or base salary) is designed to provide income independent of our stock price performance so that employees will not focus exclusively on stock price performance to the detriment of other important business metrics;
•We maintain internal controls over the measurement and calculation of financial information, which are designed to prevent this information from being manipulated by any employee, including our executive officers;
•We maintain internal controls over the determination of sales commissions, although we do not cap cash incentive awards for our sales commission plans to provide maximum incentive for our sales force to meet and exceed their objectives;
•Our employees are required to acknowledge and comply with our code of conduct which covers, among other things, accuracy in keeping financial and business records;
•Our compensation committee approves the overall annual equity pool and the employee equity award guidelines;
•A significant portion of the compensation paid to our executive officers is in the form of equity awards to align their interests with the interests of stockholders; and
•As part of our insider trading policy, we prohibit hedging transactions involving our equity securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.

42

PROPOSAL 3 - ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
TAX AND ACCOUNTING CONSIDERATIONS
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Under Section 162(m) (Section 162(m)) of the Internal Revenue Code of 1986, as amended (the Code), compensation paid to any publicly held corporation’s "covered employees" that exceeds $1 million per taxable year for any covered employee is generally non-deductible. In designing our executive compensation program and determining the compensation of our executive officers, our compensation committee considers a variety of factors, including the potential impact of the Section 162(m) deduction limit. Although the committee will continue to consider tax implications as one factor in determining executive compensation, the committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of the company and its stockholders, which may include providing for compensation that is not deductible by the company due to the Section 162(m) deduction limit. The committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the company’s business needs.
NO TAX REIMBURSEMENT OF PARACHUTE PAYMENTS AND DEFERRED COMPENSATION
We have not provided any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during fiscal 2022, and we have not agreed and are not otherwise obligated to provide any executive officer with such a “gross-up” or other reimbursement.
ACCOUNTING TREATMENT
We account for stock-based compensation in accordance with the authoritative guidance set forth in FASB ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including stock options and full-value equity awards, over the period during which the award recipient is required to perform services in exchange for the award (for executive officers, generally the three-year or four-year performance and/or vesting period of the award). Compensation expense for shares acquired through our ESPP is recognized over the offering period. We estimate the fair value of stock options and shares acquired through our ESPP using the Black-Scholes option pricing model. This calculation is performed for accounting purposes and reported in the compensation tables below.

2022 PROXY STATEMENT	43

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE FOR FISCAL 2022
The following table presents all of the compensation awarded to, or earned by, our named executive officers during fiscal 2022 and, if applicable, the prior two fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non–Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Charles Giancarlo Chief Executive Officer	2022	696,250	—	7,735,478	1,358,378	4,276	9,794,382
	2021	643,750	—	6,695,186	738,510	4,295	8,081,741
	2020	518,333	—	7,842,176	361,895	2,775	8,725,180
Kevan Krysler(4) Chief Financial Officer	2022	472,917	—	2,707,416	738,057	4,378	3,922,768
	2021	450,000	—	2,901,247	428,688	4,127	3,784,062
	2020	65,625	1,000,000	7,208,360	—	2,813	8,276,797
John Colgrove Chief Visionary Officer	2022	445,833	—	2,707,416	870,141	11,920	4,035,310
	2021	395,833	—	3,124,420	453,753	11,007	3,985,013
	2020	347,917	—	3,149,464	239,508	10,283	3,747,172
Ajay Singh (5) Chief Products Officer	2022	550,000	—	2,514,031	858,000	5,836	3,927,867
(1)The amounts shown in these columns do not reflect the dollar amount actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of the stock option and stock awards granted to our named executive officers, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements in our Annual Report on Form 10-K, as filed with the SEC on April 7, 2022, except that amounts for performance-based stock awards are based on the aggregate fair value as of the grant date given that the applicable performance criteria was established after the end of the applicable fiscal year. For fiscal 2022, the amounts reported for performance-based stock awards are reported at 100% target achievement. See “Compensation Discussion and Analysis” above for the share amounts actually earned in fiscal 2022. Assuming the highest level of the performance conditions is achieved, the value of the fiscal 2022 awards in the “Stock Awards” column would be as follows: Mr. Giancarlo, $11,603,217; Mr. Krysler, $4,061,124; Mr. Colgrove, $4,061,124 and Mr. Singh, $3,771,046.
(2)The amounts shown in the column represents bonuses earned by our named executive officers under our cash bonus program for employees for the stated fiscal years.
(3)The amounts shown in this column for fiscal 2022 represent company contributions that we made on behalf of the named executive officers under the Pure Storage, Inc. 401(k) Plan and tax gross ups on stipends made by us to certain eligible employees as a result of the COVID-19 pandemic. In addition, the amount for Mr. Colgrove includes $2,592 in amounts associated with our patent award program and $5,113 as a tax gross up on such amount.
(4)Mr. Krysler was appointed as our Chief Financial Officer in December 2019.
(5)Mr. Singh was designated as an executive officer effective as of December 15, 2021.

44

EXECUTIVE COMPENSATION
GRANTS OF PLAN–BASED AWARDS TABLE IN FISCAL 2022
The following table presents information regarding each grant of a cash or equity award made during fiscal 2022. This information supplements the information about these awards set forth in the “Summary Compensation Table” above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles Giancarlo	2/18/2021	—	700,000	—	—	—	—	—
	6/15/2021	—	—	—	—	401,843	602,764	7,735,478
Kevan Krysler	2/18/2021	—	380,000	—	—	—	—	—
	6/15/2021				—	140,645	210,967	2,707,416
John Colgrove	2/18/2021	—	450,000	—	—	—	—	—
	6/15/2021	—	—	—	—	140,645	210,967	2,707,416
Ajay Singh	2/18/2021	—	440,000	—	—	—	—	—
	6/15/2021	—	—	—	—	130,599	195,898	2,514,031
(1)The target bonus amounts for fiscal 2022 were established by our compensation committee in February 2021. While the corporate performance factor provided for payouts ranging up to 150% of target bonuses, the individual performance factor was not specifically bound by a fixed threshold or maximum for fiscal 2022's bonuses. For further information regarding the fiscal 2022 target cash bonuses, please see “Compensation Discussion and Analysis-Cash Bonuses” above, with the actual amounts earned and paid as set forth in the “Summary Compensation Table” in the column titled “Non-Equity Incentive Plan Compensation.”
(2)This performance-based stock award may be earned from 0% to 150% based on the achievement of a metric based on total revenue and an increase in our remaining performance obligations for fiscal 2022, which was established by our compensation committee in June 2021. Once earned, this award will be subject to time-based vesting, with one-third of the earned shares vesting on March 20, 2022 and the remaining earned shares vesting quarterly over the following two years. See “Compensation Discussion and Analysis” above for the share amounts actually earned in fiscal 2022.
(3)The amount shown in this column does not reflect the dollar amount actually received by our named executive officers. Instead, this amount reflects the aggregate grant date fair value of the stock awards granted to our named executive officers, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in the notes to our consolidated financial statements in our Annual Report on Form 10-K, as filed with the SEC on April 7, 2022.

2022 PROXY STATEMENT	45

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AS OF FEBRUARY 6, 2022
The following table presents information regarding outstanding equity awards held by our named executive officers as of February 6, 2022.

	Option Awards(1)				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Charles Giancarlo	500,000	—	12.84	8/22/2027	—		—	—	—
	500,000	—	17.00	8/22/2027	—		—	—	—
	—	—	—	—	25,772	(4)	679,865	—	—
	—	—	—	—	179,618	(5)	4,738,323	—	—
	—	—	—	—	—		—	401,843	10,600,618
Kevan Krysler	—	—	—	—	222,069	(6)	5,858,180	—	—
	—	—	—	—	77,836	(5)	2,053,314	—	—
	—	—	—	—	—		—	140,645	3,710,215
John Colgrove	499,329	—	2.98	3/28/2024	—		—	—	—
	83,333	—	17.00	9/23/2025	—		—	—	—
	125,000	—	17.00	9/23/2025	—		—	—	—
	—	—	—	—	10,351	(4)	273,059	—	—
	—	—	—	—	83,823	(5)	2,211,251	—	—
	—	—	—	—	—		—	140,645	3,710,215
Ajay Singh	—	—	—	—	281,291	(7)	7,420,457	—	—
	—	—	—	—	—	—	—	130,599	3,445,202
(1)Continued vesting on all awards is subject to the individual's continuous service. Further, the unvested shares subject to these awards may be subject to accelerated vesting upon a qualifying termination, as described in the section titled “Employment, Severance and Change in Control Agreements.” Option awards were granted under both our 2009 Equity Incentive Plan and our 2015 Equity Incentive Plan, and restricted stock and RSU awards were granted under our 2015 Equity Incentive Plan.
(2)Based on $26.38 which was the closing price of our common stock on NYSE on February 4, 2022 (the last trading day of our fiscal year).
(3)Amounts in this column represent the target shares for performance restricted stock units granted in 2021. In March 2022, our compensation committee determined the actual number of Earned Shares based on our fiscal 2022 performance as follows: Mr. Giancarlo: 602,764 Earned Shares; Mr. Krysler: 210,967 Earned Shares; Mr. Colgrove: 210,967 Earned Shares and Mr. Singh: 195,898 Earned Shares. One-third of the Earned Shares vested on March 20, 2022 with the remainder vesting quarterly in equal installments over the next two years.
(4)These restricted stock awards vested as to 33% on March 20, 2020 with the remaining vesting quarterly in equal installments thereafter over the next two years.
(5)These restricted stock units vested as to 33% on March 20, 2021 with the remaining vesting quarterly in equal installments thereafter over the next two years.
(6)These restricted stock units vested as to 25% on December 20, 2020 with the remaining vesting quarterly in equal installments over the next three years.
(7)These restricted stock units vested as to 25% on March 20, 2022 with the remaining vesting quarterly in equal installments over the next three years.

46

EXECUTIVE COMPENSATION
STOCK AWARDS VESTED IN FISCAL 2022
The following table summarizes the shares of common stock that were acquired by our named executive officers upon the vesting of stock awards during fiscal 2022.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Charles Giancarlo	472,924	11,146,740
Kevan Krysler	220,000	5,322,434
John Colgrove	171,378	4,083,015
Ajay Singh	—	—
(1)The value realized on vesting is calculated as the number of vested shares multiplied by the closing market price of our common stock on the vesting date.
EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL AGREEMENTS
OFFER LETTERS
We have employment offer letters with each of our named executive officers, other than Mr. Colgrove. The offer letters generally provide for “at-will” employment and set forth the named executive officer’s initial base salary, initial target cash bonus opportunity, initial equity grant amount, eligibility for employee benefits and in some cases severance payments and benefits upon a qualifying termination of employment. In addition, each of our named executive officers has executed our standard proprietary information and inventions agreement. The key terms of employment with our named executive officers are described below. Please see “Outstanding Equity Awards as of February 6, 2022” above for a presentation of equity awards held by our named executive officers.
CHARLES GIANCARLO
In August 2017, we entered into an offer letter agreement with Mr. Giancarlo, our Chief Executive Officer and Chairman. Mr. Giancarlo’s current annual base salary is $800,000. Mr. Giancarlo is eligible to earn a bonus with an annual target of 100% of his annual base salary to be paid in semi-annual installments based on the achievement of performance objectives, as determined by our compensation committee.
If Mr. Giancarlo is terminated without cause (as defined in his offer letter) or Mr. Giancarlo resigns for good reason (as defined in his offer letter), Mr. Giancarlo will be eligible to receive (i) continuation of his base salary for a period of 12 months following his termination and (ii) reimbursement of COBRA payments for a period of 18 months following his termination (or if earlier upon him obtaining health care coverage from another source). If Mr. Giancarlo is terminated without cause or Mr. Giancarlo resigns for good reason during the period beginning three months prior to a change in control (as defined in his offer letter) and ending 12 months following the closing of such change in control, then, in lieu of the foregoing severance payments and benefits, he will be eligible to receive (i) an amount of cash severance equal to 12 months of his base salary plus his then target annual bonus amount, paid in a single lump sum on the 60th day following his termination, (ii) reimbursement of COBRA payments for a period of 18 months following his termination (or if earlier upon him obtaining health care coverage from another source) and (ii) the accelerated vesting of all of his unvested equity awards in full. Mr. Giancarlo must sign a release of claims agreement in favor of the company as a pre-condition of receiving these severance payments and benefits.

2022 PROXY STATEMENT	47

EXECUTIVE COMPENSATION
KEVAN KRYSLER
In November 2019, we entered into an offer letter agreement with Mr. Krysler, our Chief Financial Officer. Mr. Krysler’s current base salary is $500,000, and he is eligible to earn a bonus with an annual target of 80% of his annual base salary to be paid in semi-annual installments based on the achievement of performance objectives, as determined by our compensation committee.
JOHN COLGROVE
Mr. Colgrove’s current annual base salary is $475,000 and he is eligible to earn a bonus with an annual target of 100% of his annual base salary to be paid in semi-annual installments based on the achievement of corporate performance objectives, as determined by our compensation committee. If Mr. Colgrove’s employment is terminated without cause or he terminates his employment for good reason on or within 18 months following a change in control of the company, all unvested shares of stock subject to his outstanding stock option awards will immediately vest in full.
AJAY SINGH
In December 2020, we entered into an offer letter agreement with Mr. Singh, our Chief Product Officer. Mr. Singh’s current base salary is $550,000, and he is eligible to earn a bonus with an annual target of 80% of his annual base salary to be paid in semi-annual installments based on the achievement of performance objectives, as determined by our compensation committee.
CHANGE IN CONTROL AND SEVERANCE BENEFIT PLAN
In November 2020, we amended our existing Change in Control and Severance Benefit Plan (Severance Plan). Employees with the title of vice president or above, including each of our named executive officers, are eligible participants under the Severance Plan. Under the Severance Plan, any named executive officer who suffers an involuntary termination of employment within the period starting three months prior to a change in control of the company and ending on the 12-month anniversary of the change in control, will receive (i) a lump sum cash payment equal to (a) 12 months of the then-current base salary for all named executive officers, other than the Chief Executive Officer, or (b) 18 months of the then-current base salary for the Chief Executive Officer, (ii) a lump sum cash payment equal to 12 months of the participant’s then-current annual target bonus, (iii) up to (a) 12 months of company-paid health insurance coverage for all named executive officers, other than the Chief Executive Officer, or (b) 18 months of company-paid health insurance coverage for the Chief Executive Officer, and (iv) accelerated vesting of 100% of the shares subject to each time-based vesting equity award held by such participant. The acceleration of outstanding performance-based awards will be based on the number of shares subject to the award as if the applicable performance criteria had been attained at 100% of target and the acceleration of performance-based awards granted after the effective date to be governed by the applicable award agreement.
Under the Severance Plan, upon a named executive officer's termination without cause or a resignation for good reason, such officer will receive (i) a lump sum cash payment equal to (a) 6 months of the then-current base salary for all named executive officers, other than the Chief Executive Officer, or (b) 12 months of the then-current base salary for the Chief Executive Officer and (ii) up to (a) 6 months of company-paid health insurance coverage for all named executive officers, other than the Chief Executive Officer, or (b) 18 months of company-paid health insurance coverage for the Chief Executive Officer.
All payments and benefits made under the Severance Plan are subject to a “best after tax” provision in case they would trigger excise tax penalties and loss of deductibility under Sections 280G and 4999 of the Code. If an employee is an eligible participant and otherwise eligible to receive severance payments and benefits under the Severance Plan that are of the same category and would otherwise duplicate the payments and benefits available under the terms of any other agreement the participant has with us, the participant will receive severance payments and benefits under such other agreement in lieu of any Severance Plan benefits to the extent such benefits are duplicative, and severance payments and benefits will be provided under the Severance Plan only to the extent, if any, that Severance Plan benefits are not duplicative benefits.

48

EXECUTIVE COMPENSATION
ACCELERATION UPON DEATH
In the event of the death of an employee while in a service relationship with us, all equity awards held by the employee would vest in full. Pursuant to such award terms, each of Messrs. Giancarlo, Krysler, Colgrove and Singh would receive full acceleration of any time-based equity awards in the event of his death as of February 6, 2022, for an aggregate value of $27,478,807, $11,621,709, $19,832,987 and $10,865,658, respectively, based on the closing market price of our common stock on February 4, 2022 (the last trading day of our fiscal year), which was $26.38 per share, and assuming full vesting of the performance-based awards based on the number of shares subject to the award as if the applicable performance criteria had been attained at 100% of target.
POTENTIAL PAYMENTS UPON TERMINATION OR RESIGNATION
The following table provides an estimate of the value of the payments and benefits due to each of our named executive officers assuming a termination of employment without cause or if he terminates his employment for good reason, effective as of February 6, 2022, other than in connection with a change of control of the company, under the Severance Plan. The actual amounts to be paid can only be determined at the time of such event.

Name	Cash Payment ($)	Benefit Continuation ($)	Total ($)
Charles Giancarlo (1)	700,000	47,565	747,565
Kevan Krysler (2)	237,500	13,772	251,272
John Colgrove (2)	225,000	13,557	238,557
Ajay Singh (2)	275,000	12,891	287,891
(1)Reflects a cash payment equal to 12 months of Mr. Giancarlo’s then-current base salary and 18 months of company-paid health insurance coverage.
(2)Reflects a cash payment equal to six months of the executive's then-current base salary and six months of company-paid health insurance coverage.

2022 PROXY STATEMENT	49

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR RESIGNATION IN CONNECTION WITH A CHANGE OF CONTROL
The following table provides an estimate of the value of the payments and benefits due to each of our named executive officers assuming a termination of employment without cause or if he terminates his employment for good reason, effective as of February 6, 2022, in connection with a change of control of the company, under the Severance Plan. The actual amounts to be paid can only be determined at the time of such event.

			Value of Accelerated Equity Awards ($)(1)
Name	Cash Payment ($)	Benefit Continuation ($)	Restricted Shares and Restricted Stock Units ($)	Options ($)	Total ($)
Charles Giancarlo (2)	1,750,000	47,565	16,018,807	11,460,000	29,276,372
Kevan Krysler(3)	855,000	27,545	11,621,709	—	12,504,254
John Colgrove(3)	900,000	27,113	6,194,525	13,638,462	20,760,101
Ajay Singh (3)	990,000	25,782	10,865,658	—	11,881,440
(1)Based on the closing market price of our common stock as of February 4, 2022 (the last trading day of our fiscal year), which was $26.38
(2)Reflects a cash payment equal to 18 months of Mr. Giancarlo's base salary, 12 months of Mr. Giancarlo's annual target bonus and 18 months of company-paid health insurance coverage, as well as vesting of all shares subject to all outstanding equity awards (including performance-based equity awards granted during fiscal 2022 that were determined to have been earned at 100%) held by Mr. Giancarlo.
(3)Reflects a cash payment equal to 12 months of the executive's base salary, 12 months of the executive's annual target bonus and 12 months of company-paid health insurance coverage, as well as vesting of all shares subject to all outstanding equity awards (including performance-based equity awards granted during fiscal 2022 that were determined to have been earned at 100%) held by the executive.
PAY RATIO INFORMATION
We are required to disclose the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee, referred to as “pay ratio” disclosure.
In identifying the median employee for fiscal 2020, we identified our total employee population as of December 31, 2019, other than our Chief Executive Officer. We compared the total of each employee’s aggregate salary, hourly pay, bonus and other cash compensation (such as on-call or overtime pay) actually paid, and the value of stock awards vested during calendar 2019, as reflected in our payroll records. We did not annualize the compensation of employees who were employed for less than the entire fiscal year. Using this approach, we determined that we had two employees at the median, as we had an even number of employees. We then calculated the annual total compensation for these employees using the same methodology used to calculate annual total compensation for our Chief Executive Officer as set forth in the “Summary Compensation Table” and we selected the original median employee with a more representative set of compensation components. We used this original median employee to determine our pay ratio disclosure for fiscal 2020 and fiscal 2021. However, in fiscal 2022, the original median employee had a job change and several extraordinary equity and cash awards which we believe would significantly impact the pay ratio. Therefore, as permitted by SEC rules, we are using the other employee at the median in fiscal 2020 (the substitute median employee) who had substantially similar compensation to that of our original median employee.
For fiscal 2022, the median of the annual total compensation of all employees of Pure (other than our Chief Executive Officer), based on the substitute median employee, was $204,641, and based on the annual total compensation for our Chief Executive Officer of $9,794,382, our ratio of Chief Executive Officer pay to the substitute median employee pay was 48 to 1. The amounts included in the above pay ratio calculation reflect the grant date fair value of equity awards granted during fiscal 2022.
The pay ratio above represents Pure’s reasonable estimate calculated in a manner consistent with the SEC rules, which allow for significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted the pay ratio rules, the ratio was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand our compensation practices and pay-ratio disclosures.

50

STOCK OWNERSHIP INFORMATION
SECURITY OWNERSHIP
The following table sets forth, as of April 3, 2022, certain information with respect to the beneficial ownership of our common stock: (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (b) by each of our directors, (c) by each of our named executive officers, and (d) by all of our current executive officers and directors as a group.
The percentage of shares beneficially owned shown in the table is based on 298,483,301 shares of common stock outstanding as of April 3, 2022, except for persons known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock whose percentage ownership is calculated as set forth below. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our common stock subject to options held by the person that are currently exercisable or exercisable within 60 days of April 3, 2022 and shares or our common stock subject to RSUs which vest within 60 days of April 3, 2022. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.
Except as otherwise noted below, the address for persons listed in the table is c/o Pure Storage, Inc., 650 Castro Street, Suite 400, Mountain View, California 94041.

Name of Beneficial Owner	Common Stock	Shares Subject to Options Exercisable as of April 3, 2022 or Which Become Exercisable Within 60 Days of This Date	Shares Subject to RSUs Which Vest Within 60 Days of April 3, 2022	Total Shares	%
Executive Officers:
Charles Giancarlo	1,105,666	1,000,000	—	2,105,666	*
John Colgrove (1)	13,988,725	707,662	—	14,696,387	4.9
Kevan Krysler	201,572	—	—	201,572	*
Ajay Singh	37,084	—	—	37,084	*
Directors:
Andrew Brown	33,674	—	—	33,674	*
Scott Dietzen (2)	2,140,556	—	—	2,140,556	*
John Murphy	—	—	—	—	0
Jeff Rothschild	68,193	—	—	68,193	*
Roxanne Taylor	53,437	—	1,850	55,287	*
Susan Taylor	55,335	—	1,674	57,009	*
Greg Tomb	2,162	—	2,161	4,323	*
Mallun Yen	—	—	—	—	0
All directors and executive officers as a group (13 persons)	17,753,906	1,707,662	5,685	19,467,253	6.5
5% Stockholders:
FMR and affiliated entities (3)	30,191,038	—	—	30,191,038	10.4
The Vanguard Group (4)	27,165,387	—	—	27,165,387	9.4
Champlain Investment Partners (5)	17,317,710	—	—	17,317,710	5.9

2022 PROXY STATEMENT	51

STOCK OWNERSHIP INFORMATION

Name of Beneficial Owner	Common Stock	Shares Subject to Options Exercisable as of April 3, 2022 or Which Become Exercisable Within 60 Days of This Date	Shares Subject to RSUs Which Vest Within 60 Days of April 3, 2022	Total Shares	%
William Blair Investment Management (6)	14,687,219	—	—	14,687,219	5.1
T. Rowe Price Associates, Inc. (7)	14,865,405	—	—	14,865,405	5.1
*    Denotes less than 1%
(1)Includes (i) 2,765,000 shares held by Eric Edward Colgrove Irrevocable Trust DTD Feb 8, 2011, Jeff Rothschild TTEE, (ii) 2,765,000 shares held by Richard Winston Colgrove Irrevocable Trust DTD Feb 8, 2011, Jeff Rothschild TTEE, and (iii) 701,959 shares held by the Colgrove Family Living Trust, over which Mr. Colgrove shares voting and dispositive power.
(2)Includes (i) 1,556,083 shares of Class A Common Stock held by Scott Dietzen and Katherine Dietzen, Co-Trustees of the Dietzen Living Trust, dated 1/16/2009 and (ii) 347,000 shares of Class A Common Stock held by JP Morgan Trust Company of Delaware, as Trustee of the Dietzen Family Irrevocable Trust under agreement dtd 3/25/2014.
(3)Based on information contained in a Schedule 13G/A filed on January 10, 2022. The Schedule 13G/A reports that FMR LLC has sole voting power with respect to 15,102,653 shares and sole dispositive power with respect to 30,191,038 shares. FMR LLC is located at 245 Summer St, Boston, MA 02210.
(4)Based on information contained in a Schedule 13G/A filed on February 10, 2022. The Schedule 13G/A reports that The Vanguard Group has shared voting power with respect to 156,598 shares, sole dispositive power with respect to 26,771,480 shares, and shared dispositive power with respect to 393,907 shares. The Vanguard Group is located at 100 Vanguard Blvd, Malvern, PA 19355.
(5)Based on information contained in a Schedule 13G filed on February 11, 2022. The Schedule 13G reports that Champlain Investment Partners, LLC has sole voting power with respect to 15,051,162 shares and sole dispositive power with respect to 17,317,710 shares. Champlain Investment Partners, LLC is located at 180 Battery St, Burlington, VT 05401.
(6)Based on information contained in a Schedule 13G/A filed on February 10, 2022. The Schedule 13G/A reports that William Blair Investment Management, LLC has sole voting power with respect to 13,037,528 shares and sole dispositive power with respect to 14,687,219 shares. William Blair Investment Management, LLC is located at 150 North Riverside Plaza, Chicago, IL 60606.
(7)Based on information contained in a Schedule 13G/A filed on February 14, 2022. The Schedule 13G/A reports that T. Rowe Price Associates, Inc. has sole voting power with respect to 1,167,239 shares and sole dispositive power with respect to 14,865,405 shares. T. Rowe Price Associates, Inc. is located at 100 E. Pratt St, Baltimore, MD 21202.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act and the rules of the SEC require our directors and executive officers to file reports of their ownership and changes in ownership of common stock with the SEC. Our personnel generally prepare and file these reports for our directors and officers on the basis of information obtained from each director and officer and pursuant to a power of attorney. Based upon a review of filings with the SEC and/or written representations, we believe that all of our directors and executive officers and, to our knowledge, beneficial owners of more than 10% of our common stock complied with the reporting requirements of Section 16(a) of the Exchange Act during fiscal 2022.

52

STOCK OWNERSHIP INFORMATION
EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of February 6, 2022.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity plans approved by stockholders	38,534,415	$11.26	22,685,531
Equity plans not approved by stockholders(4)	—	$—	—
TOTAL	38,534,415		22,685,531
(1)Includes our 2009 Equity Incentive Plan and the 2015 Plan, but does not include future rights to purchase shares under our ESPP, which depend on a number of factors described in our ESPP.
(2)The weighted average exercise price is calculated based solely on outstanding stock options and excludes the shares of common stock included in column (a) that are issuable upon the vesting of (i) 27,604,943 shares under stock awards then outstanding under our 2015 Plan and (ii) 1,162,912 shares under stock awards then outstanding under the Portworx Inc. 2020 Equity Incentive Plan, none of which have an exercise price.
(3)Includes our 2015 Plan and ESPP. Our 2015 Plan provides that the total number of shares of common stock reserved for issuance thereunder will be automatically increased, on the first day of each fiscal year in an amount equal to 5% of the total number of shares of our capital stock outstanding on the last day of the calendar month prior to the date of each automatic increase, or a lesser number of shares determined by our board of directors. Our ESPP provides that the number of shares of common stock available for issuance thereunder is automatically increased on February 1st of each fiscal year by the lesser of (i) 1% of the total number of shares of our common stock outstanding on the last day of the calendar month prior to the date of the automatic increase, and (ii) 3,500,000 shares; provided that our board of directors may determine that such increase will be less than the amount set forth above.
(4)Excludes stock options and restricted stock units assumed by Pure in connection with the acquisition of Portworx Inc. As of February 6, 2022, a total of 1,339,466 shares of common stock were issuable upon the exercise of outstanding stock options and 1,162,912 shares of common stock were issuable upon the vesting of RSUs under those assumed awards. The weighted average exercise price of those outstanding stock options is $1.74 per share. No additional awards may be granted under those assumed arrangements.

2022 PROXY STATEMENT	53

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on June 15, 2022
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the Notice) because our board of directors is soliciting your proxy to vote at the 2022 annual meeting of stockholders, including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. The proxy statement and annual report are available at www.proxyvote.com.
We intend to mail the Notice on or about May 5, 2022 to all stockholders of record.
How do I attend and participate in the annual meeting online?
We will be hosting the meeting via live webcast only. Any stockholder of record can attend the meeting live online at www.virtualshareholdermeeting.com/PSTG2022. The webcast will start at 9:00 am PT on June 15, 2022. Stockholders may vote and submit questions while attending the meeting online. The webcast will open at 8:45 a.m. PT on June 15, 2022.
In order to enter the meeting, you will need the 16-digit control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” Instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/PSTG2022. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/PSTG2022.
Who can vote at the meeting?
Only stockholders of record at the close of business on April 18, 2022 will be entitled to vote at the meeting. On this record date, there were 298,350,331 shares of common stock outstanding and entitled to vote.
A list of stockholders entitled to vote will be available for 10 days prior to the annual meeting at our headquarters, 650 Castro Street, Suite 400, Mountain View, California 94041. If you would like to view the stockholder list, please contact our Investor Relations Department at ir@purestorage.com to schedule an appointment or for alternative arrangements to the extent office access is impracticable due to the COVID-19 pandemic. In addition, a list of stockholders of record will be available in the online meeting portal during the meeting for inspection by stockholders of record for any legally valid purpose related to the meeting.
Stockholder of Record: Shares Registered in Your Name
If, on April 18, 2022, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

54

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on April 18, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual annual meeting. Since you are not the stockholder of record, you may vote your shares online during the meeting only by following the instructions from your broker, bank or other agent.
What am I voting on?
There are three matters scheduled for a vote:
•Election of four Class I directors to hold office until our 2025 annual meeting of stockholders;
•Ratification of the selection of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending February 5, 2023; and
•Approval, on an advisory basis, of the compensation of our named executive officers, as described in this proxy statement.
What if another matter is properly brought before the meeting?
Our board of directors knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
Will I be able to ask questions at the annual meeting?
You will be able to submit written questions during the annual meeting by following the instructions that will be available on the annual meeting website during the annual meeting. Only questions pertinent to meeting matters or the Company and submitted in accordance with the meeting’s Rules of Conduct will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. The meeting’s Rules of Conduct will be available on the annual meeting website.
If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, management will post answers to a representative set of such questions at investor.purestorage.com. The questions and answers will remain available until Pure’s 2023 Proxy Statement is filed. We also encourage you to read our Form 10-K for fiscal 2022 available at www.proxyvote.com.
How do I vote?
The procedures for voting are fairly simple as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online during the meeting, vote by proxy through the internet, vote by proxy over the telephone, or vote by proxy using a proxy card that you may request. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend online and vote during the meeting. In such case, your previously submitted proxy will be disregarded.
•To vote online during the meeting, follow the provided instructions to join the meeting at www.virtualshareholdermeeting.com/PSTG2022, starting at 8:45 a.m. PT on June 15, 2022.
•To vote online before the meeting, go to www.proxyvote.com.
•To vote by telephone, call 1-800-690-6903.
•To vote by mail, simply complete, sign and date the proxy card or voting instruction card, and return it promptly in the envelope provided.
If we receive your vote by internet or phone or your signed proxy card up until 11:59 p.m. Eastern Time the day before the 2022 annual meeting of stockholders, we will vote your shares as you direct. To vote, you will need the 16-digit control number in the Notice, on your proxy card or in the instructions that accompanied the proxy materials.

2022 PROXY STATEMENT	55

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online during the meeting, you must follow the instructions from your broker, bank or other agent.
Can I change my vote after submitting my proxy?
Yes. If you are a record holder of shares, you may revoke, subject to the voting deadlines above, your proxy by:
•Submitting another properly completed proxy card with a later date;
•Granting a subsequent proxy by telephone or through the internet;
•Sending a timely written notice that you are revoking your proxy to our Secretary at 650 Castro Street, Suite 400, Mountain View, California 94041; or
•Attending and voting online during the meeting. Simply attending the meeting will not, by itself, revoke your proxy.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by such party.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote online during the meeting, through the internet, by telephone or by completing your proxy card, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the NYSE deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 3 without your instructions but may vote your shares on Proposal 2 even in the absence of your instruction.
Please instruct your bank, broker or other agent to ensure that your vote will be counted.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote but do not make specific choices, your shares will be voted FOR the election each of the nominees for Class I director, FOR the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm and FOR the advisory approval of named executive officer compensation. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
How many votes do I have?
Each holder of common stock will have the right to one vote per share.
How many votes are needed to approve each proposal?
•Proposal 1: The four nominees for Class I directors that receive the highest number of FOR votes will be elected. Only votes “For” will affect the outcome.
•Proposal 2: The ratification of the selection of our independent registered public accounting firm must receive FOR votes from the holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal.
•Proposal 3: The advisory approval of the compensation of our named executive officers must receive FOR votes from the holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal.

56

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How are broker non-votes and abstentions treated?
If your shares of common stock are held by a broker on your behalf, and you do not instruct the broker as to how to vote these shares on Proposal 2, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. With respect to Proposals 1 and 3, the broker may not exercise discretion to vote on those proposals. Such event would constitute a “broker non-vote,” and these shares will not be counted as having been voted on the applicable proposal. However, broker non-votes will be considered present and entitled to vote at the meeting and will be counted in determining whether or not a quorum is present. Please instruct your broker so your vote can be counted.
If stockholders abstain from voting, the applicable shares of common stock will be considered present and entitled to vote at the meeting and will be counted in determining whether or not a quorum is present. With respect to Proposal 1, abstentions are not considered WITHHOLD votes or votes cast FOR a nominee’s election and will have no effect in determining whether a nominee for director has received sufficient votes. With respect to Proposal 2 and 3, abstentions are considered in determining the number of votes required to obtain the necessary majority vote for the proposal and will have the same effect as voting against the proposal.
Who counts the votes?
We have engaged Broadridge Financial Solutions as our independent agent to tabulate stockholder votes. If you are a stockholder of record and you choose to vote over the internet (either prior to or during the meeting) or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.
Who is paying for this proxy solicitation?
We will pay for the cost of soliciting proxies. Please be aware that you must bear any costs associated with your internet access. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the instructions on the Notices to ensure that all your shares are voted.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 5, 2023, to our Secretary at 650 Castro Street, Suite 400, Mountain View, California 94041; provided that if the date of next year’s meeting is earlier than May 15, 2023 or later than July 15, 2023, the deadline will be a reasonable time before we begin to print and send our proxy materials for next year’s meeting. If you wish to nominate a director or submit a proposal that you do not desire to be included in next year’s proxy materials, you must do so between February 15, 2023 and March 17, 2023; provided that if the date of that annual meeting of stockholders is earlier than May 15, 2023 or later than July 15, 2023, you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later, the 10th day following the day on which public disclosure of that meeting date is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the aggregate voting power of the shares of common stock entitled to vote at the meeting are present at the meeting or represented by proxy.

2022 PROXY STATEMENT	57

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote during the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the aggregate voting power of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the annual meeting?
We expect that preliminary voting results will be announced during the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the meeting.
What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers or other agents, we are sending only one Notice or full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” allows us to satisfy the requirements for delivering Notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. Householding helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the Notice or proxy materials at your address and would like to request “householding” of your communications, please contact your broker. Once you have elected “householding” of your communications, “householding” will continue until you are notified otherwise or until you revoke your consent by notifying your broker. To make a change regarding the format of your proxy materials (electronically or in print), or to request receipt of a separate set of documents to a household, contact us through our website at investor.purestorage.com, or by mail at 650 Castro Street, Suite 400, Mountain View, California 94041.

58

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the associated proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
NICOLE ARMSTRONG
Chief Legal Officer and Corporate Secretary
Mountain View, California
May 5, 2022
We have filed our Annual Report on Form 10-K for the fiscal year ended February 6, 2022 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at investor.purestorage.com, or a copy of our Annual Report on Form 10-K for the fiscal year ended February 6, 2022 is available without charge upon written request to ir@purestorage.com or to our Secretary at 650 Castro Street, Suite 400, Mountain View, California 94041.

2022 PROXY STATEMENT	59

PURESTORAGE®

purestorage.com

800.379.PURE

PURESTORAGE®

©2022 Pure Storage, the Pure P Logo, and the marks on the Pure Trademark List at https://www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners. Use of Pure Storage Products and Programs are covered by End User Agreements, IP, and other terms, available at: https://www.purestorage.com/legal/productenduserinfo.html and https://www.purestorage.com/patents

SCAN TO
VIEW MATERIALS & VOTE

PURE STORAGE, INC.
650 CASTRO STREET
MOUNTAIN VIEW, CA 94041

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR ALL of the following nominees:

	For All	Withhold All	For All Except
1. Election of four Class I directors to serve until our Annual Meeting of Stockholders in 2025.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Scott Dietzen 02) Charles Giancarlo 03) John Murphy 04) Greg Tomb

The Board of Directors recommends you vote FOR the following proposals:

NOTE: The proxies may vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000563295_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

PURE STORAGE, INC.
Annual Meeting of Stockholders
June 15, 2022 9:00 AM PT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Charles Giancarlo, Nicole Armstrong and Kevan Krysler, or any one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PURE STORAGE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM PT on June 15, 2022, at www.virtualshareholdermeeting.com/PSTG2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000563295_2 R1.0.0.24